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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

InVivo Therapeutics Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Kendall Square, Suite B14402
Cambridge, MA 02139

April 29, 2015

Dear InVivo Stockholder:

        I am pleased to invite you to attend the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of InVivo Therapeutics Holdings Corp., to be held on Tuesday, June 16, 2015 at 10:00 a.m., local time, at the Boston Marriott Cambridge, located at Two Cambridge Center, 50 Broadway, Cambridge, Massachusetts 02142.

        Specific details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and proxy statement. We encourage you to carefully read these materials, as well as the enclosed Annual Report for the fiscal year ended December 31, 2014.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote via the Internet, by telephone, or if you received a paper copy of the proxy card, by completing and returning it in the envelope provided. Voting via the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

        Thank you for your continued support.

Sincerely,

Mark D. Perrin Chief Executive Officer and Chairman of the Board

INVIVO THERAPEUTICS HOLDINGS CORP.
One Kendall Square, Suite B14402
Cambridge, MA 02139

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, June 16, 2015

To Our Stockholders:

        Notice is hereby given that the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of InVivo Therapeutics Holdings Corp., a Nevada corporation, will be held on Tuesday, June 16, 2015 at 10:00 a.m., local time, at the Boston Marriott Cambridge, located at Two Cambridge Center, 50 Broadway, Cambridge, Massachusetts 02142, for the following purposes:

  1.
  To elect two (2) Class I directors to serve on the Board of Directors for a three-year term ending at the company's annual meeting of stockholders in 2018 and one (1) new Class III director to serve on the Board of Directors for a term ending at the company's annual meeting of stockholders in 2017, or until their successors are duly elected and qualified;

  2.
  To consider and vote upon a proposal to approve our Employee Stock Purchase Plan;

  3.
  To consider and vote upon a proposal to approve our 2015 Equity Incentive Plan;

  4.
  To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed Monday, April 20, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournments thereof.

        All of our stockholders are cordially invited and encouraged to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock using one of the voting methods set forth in the attached proxy statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy card. If your shares of common stock are held by a bank, broker, or other agent, please follow the instructions from your bank, broker, or other agent to have your shares voted.

By order of the Board of Directors,

Mark D. Perrin Chief Executive Officer and Chairman of the Board

Cambridge, Massachusetts
April 29, 2015

YOUR VOTE IS EXTREMELY IMPORTANT!

        To ensure your representation at the Annual Meeting, please submit your proxy and voting instructions by completing, signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage needs to be affixed if mailed in the United States), or using one of the voting methods set forth in the attached proxy statement.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:    This proxy statement, the Notice of Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on the Internet, free of charge, at http://www.cstproxy.com/invivotherapeutics/2015. On this website, you will be able to access this proxy statement, our Annual Report on Form 10-K and any amendments or supplements to the foregoing material that are required to be furnished to stockholders.

INVIVO THERAPEUTICS HOLDINGS CORP.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 16, 2015

        This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the "Board") of InVivo Therapeutics Holdings Corp. (the "company," "we," "us," or "our") of proxies, in the accompanying form, to be used at our 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 16, 2015 at 10:00 a.m., local time, at the Boston Marriott Cambridge, located at Two Cambridge Center, 50 Broadway, Cambridge, Massachusetts 02142, and any adjournment or postponement thereof.

        This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about May 5, 2015.

Questions and Answers about Voting at the Annual Meeting and Related Matters

What am I voting on?

        At the Annual Meeting, you will be asked to vote on the following four proposals. Our Board recommendation for each proposal is set forth below.

Proposal		Board Recommendation
1.	To elect two Class I directors to serve on the Board of Directors for a three-year term ending at the company's annual meeting of stockholders in 2018 and one new Class III director to serve on the Board of Directors for the remainder of the Class III term.	FOR each Director Nominee
2.	To consider and vote upon a proposal to approve our Employee Stock Purchase Plan.	FOR
3.	To consider and vote upon a proposal to approve our 2015 Equity Incentive Plan.	FOR
4.	To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	FOR

        If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters on your behalf at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this proxy statement.

Who can vote?

        Holders of record of our common stock at the close of business on April 20, 2015 are entitled to vote at the Annual Meeting. As of April 20, 2015, there were 26,081,820 shares of our common stock issued and outstanding. Each share of common stock issued and outstanding is entitled to one vote.

What constitutes a quorum, and why is a quorum required?

        We are required to have a quorum of stockholders present to conduct business at the Annual Meeting. The presence, in person or by proxy, of stockholders holding a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum, permitting us to transact business at the Annual Meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum. If we do not have a quorum, we will be forced to reconvene the Annual Meeting at a later date.

What is the difference between a stockholder of record and a beneficial owner?

        If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the "stockholder of record" with respect to those shares.

        If your shares are held by a brokerage firm, bank, trustee or other nominee, you are considered the "beneficial owner" of shares held in street name. This proxy statement and Annual Report have been forwarded to you by your nominee who is considered the "stockholder of record" with respect to those shares. As the beneficial owner, you have the right to direct your nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

Stockholder of Record

        If your shares are registered directly in your name, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be mailed by the date shown on the proxy card to be counted.

  •
  Via the Internet.  You may vote via the Internet by going to http://www.cstproxyvote.com and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your vote must be received by 7:00 p.m., Eastern Daylight Time, on June 15, 2015 to be counted.

  •
  By Telephone.  You may vote over the telephone by calling toll-free 1-866-894-0537 in the U.S. or Canada and follow the recorded instructions. Please have your proxy card available when you call. Your vote must be received by 7:00 p.m., Eastern Daylight Time, on June 15, 2015 to be counted.

  •
  In Person at the Annual Meeting.  If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name

        If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to stockholders owning shares through most banks and brokers. Additionally, if you would like to vote in person at the Annual Meeting, contact the broker or other nominee who holds your shares to obtain a broker's proxy card, and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

What vote is required to approve each proposal?

Proposal		Vote Required
1.	Election of Directors	Plurality of Votes Cast
2.	Approval of Employee Stock Purchase Plan	Majority of Votes Cast
3.	Approval of 2015 Equity Incentive Plan	Majority of Votes Cast
4.	Ratification of Independent Registered Public Accounting Firm	Majority of Votes Cast

What if I sign and return my proxy without making any selections?

        If you sign and return your proxy without making any selections, your shares will be voted "FOR" each of the director nominees, and "FOR" each of Proposals 2, 3, and 4. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.

What if I am a beneficial owner and I do not give the nominee voting instructions?

        Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain "routine" matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as shares present and entitled to be voted with respect to a matter on which the nominee has expressly not voted. Other than the Proposal No. 4 to approve the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm, none of the proposals described in this proxy statement relate to "routine" matters. As a result, a broker will not be able to vote your shares with respect to Proposals 1, 2 and 3 absent your voting instructions.

What if I abstain or withhold authority to vote on a proposal?

        If you sign and return your proxy marked "ABSTAIN" on any proposal, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal. However, your shares will be counted for purposes of determining whether a quorum is present.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, it means that you hold shares of our common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by telephone or via the Internet, you will need to vote once for each proxy card you receive.

Can I change my vote after I have mailed a signed proxy card?

        You can change your vote at any time before your proxy is voted at the Annual Meeting by the following means:

  •
  You can send the company's Secretary a written notice stating that you revoke your earlier-dated proxy.

  •
  If you signed and returned a proxy card by mail and want to change your vote, you can complete, sign, date and deliver a new proxy card, dated a later date than the first proxy card.

  •
  If you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

  •
  You can attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not, however, by itself revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or via the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

        If you hold your shares in "street name" and have instructed your broker, bank, or other agent to vote your shares for you, you must follow directions received from your broker, bank, or other agent to change those instructions.

Who can attend the Annual Meeting?

        Only stockholders and our invited guests are invited to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or other nominee confirming such ownership, and a form of personal identification.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting. If you vote in advance and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners who wish to vote in person must request a legal proxy from the broker or other nominee and bring that legal proxy to the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our Board currently consists of six directors serving on a classified board, consisting of three classes. The directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. Directors appointed due to an increase in the size of the Board may be filled by the Board for a term of office continuing only until the next election of directors by the company's stockholders.

        At the Annual Meeting, two Class I directors are to be elected, each of whom will serve for a three-year term ending at the company's annual meeting of stockholders in 2018 or until his successor is duly elected and qualified. In addition, a new Class III director was appointed to the Board in 2014 to fill a vacancy resulting from an increase in the number of seats on the Board. The Class III director will stand for election by the stockholders at this Annual Meeting, to serve the remainder of the Class III term until the company's annual meeting of stockholders in 2017 or until her successor is duly elected and qualified.

        Upon the recommendation of the Governance, Nominating and Compensation Committee of the Board, the Board has nominated the following individuals as directors of the Board: Kenneth DiPietro and Richard Roberts as Class I directors, and C. Ann Merrifield as a Class III director. Each of Messrs. DiPietro and Roberts and Ms. Merrifield has agreed to stand for election and to serve if elected. If any of the three nominees should become unable to accept election or declines to serve, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board. Management has no reason to believe that any of the three nominees for election named in this proxy statement will be unable to serve.

        Biographical and certain other information concerning our directors and director nominees is set forth below. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

Information as to our Board of Directors and Nominees

Nominees for Class I Directors with Term Expiring at this Annual Meeting

        Kenneth DiPietro, 56, has been a director of our company since December 2012. Mr. DiPietro has served as Executive Vice President, Human Resources of Biogen, Inc., a publicly-traded biotechnology company, since January 2012. Mr. DiPietro joined Biogen from Lenovo Group, where he served as Senior Vice President, Human Resources from May 2005 until June 2011. From 2003 to 2005, he served as Corporate Vice President, Human Resources at Microsoft Corporation, and as Vice President, Human Resources at Dell Inc. from 1999 to 2002. Prior to that, he spent 17 years at PepsiCo, serving in a range of human resource and general management positions. Mr. DiPietro holds a B.S. degree in Industrial and Labor Relations from Cornell University. As a human resources senior executive, Mr. DiPietro brings broad cultural transformation, organizational development and corporate re-engineering experience to our Board.

        Richard J. Roberts, Ph.D., 71, has been a director of our company since October 2010 and a director of InVivo Therapeutics Corporation, our wholly-owned subsidiary, since November 2008. Dr. Roberts initially joined InVivo Therapeutics Corporation's Scientific Advisory Board in June 2007 and continues as a member of our Scientific Advisory Board. He has served as Chief Scientific Officer at New England Biolabs since February 2007. Dr. Roberts was awarded the 1993 Nobel Prize in Physiology of Medicine along with Phillip Allen Sharp for the discovery of introns in eukaryotic DNA and the mechanism of gene-splicing. He holds a B.Sc. in Chemistry and a Ph.D. in Organic Chemistry from the University of Sheffield, U.K. Dr. Roberts brings to the Board his significant experience and understanding of the science and technology involved in our business.

Nominee for Class III Director with a Term to Expire at the 2017 Annual Meeting

        C. Ann Merrifield, 64, has been a director of our company since November 2014. She also serves as a director of Flexion Therapeutics, a public biotechnology company. Ms. Merrifield most recently served as President, Chief Executive Officer, and a director of PathoGenetix, Inc., a genomics company focused on developing an automated system for rapid bacterial identification, from 2012 until July 2014 when the company filed for Chapter 7 bankruptcy. Prior to then, she spent 18 years at Genzyme Corporation, serving in a number of leadership roles including President of Genzyme Biosurgery, President of Genzyme Genetics and Senior Vice President, Business Excellence. Ms. Merrifield also serves as trustee and director on several boards including Partners Continuing Care, the non-acute care services division of Partners HealthCare; the YMCA of Greater Boston; and MassMutual Premier, MML, and Select/MML II Funds. She holds a B.A. in zoology and a Master of Education from the University of Maine, and a M.B.A. from the Tuck School of Business at Dartmouth College. Ms. Merrifield brings to our Board an invaluable amount of experience and expertise over her long career in the life sciences industry.

Continuing Class II Directors with Term Expiring at the 2016 Annual Meeting

        John A. McCarthy, Jr., 56, has been a director of our company since April 2013 and served as non-executive Chairman of the Board from September 2013 to February 2015. Since November 2014, Mr. McCarthy has served as Chief Executive Officer and a director of ZS Genetics, Inc., a developer of a "third generation" DNA sequencing technology platform for the global life sciences industry. From December 2012 through December 2014, he served as Chief Executive Officer and a director of CryoXtract Instruments, LLC, a developer of unique automation solutions for the global life sciences industry. Prior to joining CryoXtract, Mr. McCarthy served as a consultant to various biotech companies from January 2012 to December 2012. From December 2009 to December 2011, he served as President and Chief Executive Officer of Qteros, Inc., an alternative energy company. During 2009, Mr. McCarthy served as Senior Vice President, Chief Financial Officer and Chief Business Officer at Microbia, Inc., a subsidiary of Ironwood Pharmaceuticals. From 2006 to 2008, he served as Executive Vice President and Chief Financial Officer at Verenium Corporation, a publicly-traded, alternative energy company. From 2005 to 2006, Mr. McCarthy served as Senior Vice President and Chief Financial Officer of Xanthus Pharmaceuticals, Inc. From 2004 to 2005, he served as Senior Vice President Corporate Development and Chief Financial Officer of Synta Pharmaceuticals Corp., and from 2000 to 2004, he served as Executive Vice President and Chief Financial Officer of Exact Sciences Corporation, a publicly-traded developer of proprietary DNA-based diagnostic assays for the early detection of cancer. He holds an M.B.A. degree from the Harvard Business School and a B.S. degree in finance from Lehigh University. Mr. McCarthy brings to the Board his significant financial and business experience as an executive officer of private and public companies, including companies in the biotechnology sector.

        Daniel R. Marshak, Ph.D., 58, has been a director of our company since September 2014. He most recently served as Senior Vice President and Chief Scientific Officer for PerkinElmer, Inc. until September 2014. Prior to joining PerkinElmer in 2006, Dr. Marshak was Vice President and Chief Technology Officer, Biotechnology, for Cambrex Corporation. Dr. Marshak has received numerous awards for scientific and academic achievements and is named as inventor on six issued U.S. patents. He currently serves on the International Society for Stem Cell Research Global Advisory Council and served on their board of directors from July 2008 to June 2014. Dr. Marshak is the author of more than 100 scientific publications, including one textbook, and has been the editor of five monographs. He recently held an appointment as Adjunct Associate Professor at the Johns Hopkins University School of Medicine and previously taught graduate biochemistry as an Assistant Professor at the State University of New York. Dr. Marshak received his B.A. degree in biochemistry and molecular biology from Harvard University, and he holds a Ph.D. in biochemistry and cell biology from The Rockefeller University. Dr. Marshak brings to our Board extensive industry experience and a deep understanding of the science and technology behind our business.

Continuing Class III Director with Term Expiring at the 2017 Annual Meeting

        Mark D. Perrin, 58, has served as a director of our company and our Chief Executive Officer since January 2014 and was appointed Chairman of the Board in February 2015. Prior to joining our company, Mr. Perrin served as President of Dennan Consulting, a biotech consulting firm, from June 2012 to December 2013. From November 2005 to October 2010, Mr. Perrin was President and Chief Executive Officer of ConjuChem Biotechnologies, Inc., a company developing long-acting conjugated peptide therapeutics. In 2010, ConjuChem filed a voluntary assignment in bankruptcy under the Canadian Bankruptcy and Insolvency Act in order to effect an orderly liquidation of its assets, property and operations. Prior to joining ConjuChem, Mr. Perrin was Executive Vice President and Chief Commercial Officer of Orphan Medical, Inc. from 2002 to 2005, when it was acquired by Jazz Pharmaceuticals. From 1995 to 2001, he was Executive Vice President, Commercial Operations of COR Therapeutics, Inc., where he created and developed sales, marketing, and manufacturing functions for the emerging company. Before that, he served as Vice President of Marketing and Sales for Burroughs Wellcome Company where he headed all commercial operations in the United States from 1992 to 1995. Mr. Perrin holds an M.B.A. in Marketing and International Business from the Kellogg Graduate School of Management at Northwestern University and a B.S. in Economics from Fordham University. Mr. Perrin brings to the Board extensive management experience in the biotechnology industry and, as our Chief Executive Officer, he provides the Board with insight into the day-to-day operations of our company.

Vote Required

        The affirmative vote of a plurality of the votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the election of our director nominees.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS I DIRECTOR NOMINEES AND THE CLASS III DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Director Independence

        We utilize the definition of "independence" as that term is defined by the NASDAQ Listing Rules and applicable rules of the Securities and Exchange Commission (SEC), including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Using these standards, the Board has determined that all of our directors, other than Mr. Perrin, are "independent" directors.

Board Meetings and Attendance

        The Board held seven meetings during 2014. Each director attended at least 75% of the total (i) regular Board meetings held during the period for which he or she was a director and (ii) meetings of the committee(s) of our Board on which he or she served (during the periods that he or she served). Our directors are encouraged, but not required, to attend our annual meeting of stockholders. All of our directors then serving on the Board were in attendance at our 2014 annual meeting of stockholders, and we expect that all of our directors will attend this Annual Meeting.

Board Leadership Structure

        Our Chief Executive Officer, Mr. Perrin, also serves as the Chairman of the Board of Directors. Mr. Perrin has served as our Chief Executive Officer since January 2014, and was appointed Chairman of the Board in February 2015. Mr. McCarthy served as our non-executive Chairman of the Board from September 2013 to February 2015.

        The Board believes this leadership structure is currently serving our company well, and intends to maintain the combined roles of Chairman and Chief Executive Officer where appropriate and practicable. The decision to combine the positions was made to promote consistent and unified leadership, timely decision-making, strategy development, and execution. We do not currently have a lead independent director, but the Board may designate one in the future pursuant to our Corporate Governance Guidelines.

        Each of our directors, other than Mr. Perrin, is independent and our Board believes that these independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions. Following an executive session, one of the independent directors acts as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, provides the Chairman with input regarding agenda items for Board and committee meetings and coordinates with the Chairman regarding information to be provided to the independent directors in performing their duties. Our Board believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.

        The Board does not have a policy on whether the positions of Chairman and Chief Executive Officer should be separate and continues to believe that there is no uniform solution for a board leadership structure. The company has at times separated the positions of Chairman and Chief Executive Officer and at times combined the two. The Board will periodically review the optimal leadership structure of our Board and believes that the right structure should be informed by the needs and circumstances of our company, the Board and our stockholders.

Board Committees

        The Board has designated two principal standing committees, the Audit Committee and the Governance, Nominating and Compensation Committee.

Audit Committee

        Our Board has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board in fulfilling its responsibilities to stockholders concerning our financial reporting and internal controls. The Audit Committee facilitates open communication among the Audit Committee, the Board, our independent auditor and management. The Audit Committee discusses with management and our independent auditor the financial information developed by us, our systems of internal controls and our audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, and, where necessary, terminating the engagement of our independent auditor. The independent auditor meets with the Audit Committee (both with and without the presence of our management) to review and discuss various matters pertaining to the audit, including our financial statements, the report of the independent registered public accounting firm on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by us. The current members of our Audit Committee are John McCarthy (Chairman), Kenneth DiPietro, Daniel Marshak, C. Ann Merrifield and Richard Roberts. The Audit Committee held four meetings in 2014.

        The Audit Committee pre-approves all audit services to be provided to us by the principal auditor and all other services (including reviewing, attestation and non-audit services) to be provided to us by the independent registered public accounting firm.

        The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee reviews and oversees all related party transactions on an ongoing basis. The Audit Committee is authorized, without further action by the Board, to engage independent professional advisers and counsel as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which is available in the "Investor Relations" section of our website at www.invivotherapeutics.com.

        The Board has determined that all of the members of the Audit Committee are independent as defined by the NASDAQ Listing Rules and the applicable SEC rules, and that the Audit Committee members meet the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The Board has determined that Mr. McCarthy is an "audit committee financial expert," as defined in Item 407(d)(5) of Regulation S-K.

Governance, Nominating and Compensation ("GNC") Committee

        The GNC Committee assists the Board in fulfilling its responsibilities relating to (i) compensation of our Chief Executive Officer, our other executive officers and non-employee directors, (ii) overseeing the annual evaluation of our Board and executive officers, (iii) monitoring corporate governance matters, including reviewing and assessing our company's corporate governance guidelines and code of business conduct and ethics and (iv) reviewing stockholder proposals and the director nomination process. The Board has adopted a written charter for the GNC Committee, a copy of which is available in the "Investor Relations" section of our website at www.invivotherapeutics.com. The Board has determined that all of the members of the GNC Committee are independent as defined by the NASDAQ Listing Rules and the applicable SEC rules. The current members of our GNC Committee are Kenneth DiPietro (Chairman), Daniel Marshak, John McCarthy, C. Ann Merrifield, and Richard Roberts. The GNC Committee held four meetings in 2014.

Compensation Responsibilities

        The GNC Committee determines salaries, incentives and other forms of compensation for our Chief Executive Officer and our other executive officers, and reviews and makes recommendations to the Board with respect to non-employee director compensation. The GNC Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer's performance in light of these goals and objectives, and sets the Chief Executive Officer's compensation level based on this evaluation. The GNC Committee meets without the presence of executive officers when approving or deliberating on executive officer compensation, but may invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation. The GNC Committee reviews and approves the terms of any and all offer letters, employment agreements, severance agreements, change-in-control agreements, indemnification agreements and other material agreements between us and our executive officers. In addition, the GNC Committee administers our equity incentive plans, and the GNC Committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our equity incentive plans to the extent permitted by the plan or by applicable law. Additionally, the GNC Committee is responsible for overseeing our employee benefit plans and reviewing and discussing with management the annual Compensation Discussion and Analysis disclosure and any other reports required by the SEC.

        In carrying out its duties, the GNC Committee may delegate authority to one or more subcommittees and may, in its sole discretion without Board or management approval, retain advice of any consultant, legal counsel or other advisor as it deems necessary. The GNC Committee is directly responsible for appointment, compensation and oversight of such consultant. In selecting consultants, the GNC Committee must consider (i) whether the consultant's employer provides other services to our company, (ii) fees received by the consultant's employer from our company for the consultant as a percentage of total revenue received by such consultant's employer, (iii) policies and procedures designed to prevent conflicts of interest and (iv) business or personal relationship between the consultant with any members of the GNC Committee or any executive officer. During 2014, the GNC Committee retained Towers Watson to serve as its independent compensation consultant. For further discussion of the role that Towers Watson played in setting outside director and executive compensation during 2014, please see the discussion under "Compensation Setting Process" in our Compensation Discussion and Analysis later in this proxy statement.

Governance and Nominating Responsibilities

        The GNC Committee is responsible for the periodic review and assessment of the adequacy of and compliance with our company's corporate governance guidelines and code of business conduct and ethics, and the corporate governance requirements of the SEC and any exchange on which our common stock is listed, and for overseeing an annual self-evaluation by the Board and each committee. The GNC Committee also makes recommendations to the Board regarding succession planning, including suggestions for transitional Board or senior executive leadership in the event of an unplanned vacancy. The GNC Committee is also responsible for reviewing any stockholder proposals submitted to our company, including nominations for director as noted below.

        The GNC Committee makes recommendations to the Board concerning all facets of the director nominee selection process. Generally, the GNC Committee identifies candidates for director nominees in consultation with management and the independent members of the Board, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the GNC Committee deems to be helpful to identify candidates. Once candidates have been identified, the GNC Committee confirms that the candidates meet the independence requirements and qualifications for director nominees established by the Board. The GNC Committee may gather information about the candidates through interviews, questionnaires, background checks, or any other means that the GNC Committee deems to be helpful in the evaluation process. The GNC Committee meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Upon selection of a qualified candidate, the GNC Committee would recommend the candidate for consideration by the full Board.

        In considering whether to include any particular candidate in the slate of recommended director nominees, the Board will consider the candidate's integrity, education, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. As a matter of practice, the Board considers the diversity of the backgrounds and experience of prospective directors as well as their personal characteristics (e.g., gender, ethnicity, age) in evaluating and making decisions regarding board composition in order to facilitate deliberations that reflect a broad range of perspectives. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.

Compensation Committee Interlocks and Insider Participation

        None of the members of the GNC Committee was at any time during 2014 or at any other time an officer or employee of our company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or the GNC Committee.

Procedure for Recommending Director Candidates

        The GNC Committee will consider director candidates who are recommended by our stockholders. Such recommendation for nomination must be in writing and include the following:

  •
  the name and address of the stockholder making the recommendation;

  •
  the number of shares of our common stock that such stockholder owns beneficially and holds of record;

  •
  the name and address of the individual recommended for consideration as a director nominee;

  •
  the principal occupation and experience of the director nominee;

  •
  the total number of shares of our common stock that the stockholder making the recommendation will vote for the director nominee;

  •
  a written statement from the stockholder making the recommendation stating whether the director nominee has indicated his or her willingness to serve if elected and why such recommended candidate would be able to fulfill the duties of a director; and

  •
  any other information regarding the director nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

        Nominations must be sent to the GNC Committee by U.S. mail, courier or expedited delivery service to our Secretary, c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139. The Secretary will then provide the nomination to the GNC Committee for consideration. Assuming that the required material has been provided on a timely basis, the GNC Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Risk Management Oversight

        The Board takes an active role, as a whole and at the committee level, in overseeing management of our company's risks. Generally, the entire Board, the Audit Committee and the GNC Committee are involved in overseeing our major risk exposures and monitor and assess those risks in reviews with management and with our outside advisors and independent registered public accounting firm. The Audit Committee reviews regulatory risk, operational risk and enterprise risk, particularly as they relate to financial reporting, on a regular basis with management and our independent registered public accounting firm. The GNC Committee monitors our governance and succession risk and our compensation policies and such related risks by review with management and outside advisors.

Code of Business Conduct and Ethics

        We previously adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of our company, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available in the "Investor Relations" section of our website at www.invivotherapeutics.com. A copy of our Code of Business Conduct and Ethics can also be obtained free of charge by contacting our Secretary, c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website.

Stockholder Communications to the Board

        All communications to our Board, our Board committees or any individual director must be in writing and addressed to our Secretary, c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or an individual director, as appropriate.

Scientific Advisory Board

        In addition to our executive officers and directors, we also have a Scientific Advisory Board that provides guidance to our company. The Scientific Advisory Board reviews the progress of our company's product development and provides input to management regarding scientific issues relating to our product and potential markets. The Scientific Advisory Board is advisory only and does not have the power to make decisions on behalf of our company. It may, but is not required to, include officers, directors or employees of our company as members. Members of our Scientific Advisory Board do not receive any cash compensation related to their service on the Scientific Advisory Board. However, we have in the past compensated members with the issuance of stock options and may, from time to time, enter into consulting agreements with members of our Scientific Advisory Board. Dr. Langer currently receives compensation for consulting services provided to us, as further discussed under "Certain Relationships and Related Transactions" later in this proxy statement.

        The following persons are the current members of our Scientific Advisory Board.

        Richard J. Roberts, Ph.D., has been a director of our company since October 2010. He initially joined the Scientific Advisory Board of InVivo Therapeutics Corporation, our wholly-owned subsidiary, in June 2007. Additional biographical information concerning Dr. Roberts may be found above under "Information as to our Board of Directors and Nominees."

        Robert S. Langer, Sc.D., is one of 11 Institute Professors at the Massachusetts Institute of Technology (MIT); being an Institute professor is MIT's highest honor. Dr. Langer has written over 1,300 articles. He also has approximately 1,100 issued and pending patents worldwide. Dr. Langer's patents have been licensed or sublicensed to over 300 pharmaceutical, chemical, biotechnology and medical device companies. He received his Bachelor's Degree from Cornell University in 1970 and his Sc.D. from the Massachusetts Institute of Technology in 1974, both in Chemical Engineering. He served as a member of the United States Food and Drug Administration's SCIENCE Board from 1995 - 2002 and as its Chairman from 1999-2002. Dr. Langer has received over 220 major awards including being one of four living individuals to receive both the United States National Medal of Science and the United States National Medal of Technology and Innovation. He has also received the Charles Stark Draper Prize, the Millennium Prize, the Breakthrough Prize in Life Sciences, the Wolf Prize in Chemistry and the 2015 Queen Elizabeth Prize for Engineering. In 1989, Dr. Langer was elected to the Institute of Medicine of the National Academy of Sciences, and in 1992, he was elected to both the National Academy of Engineering and to the National Academy of Sciences. Dr. Langer has received honorary doctorates from 25 national and international universities.

        V. Reggie Edgerton, Ph.D., has been the Director of UCLA's Edgerton Neuromuscular Research Lab since 1968 and is a Distinguished Professor in the Departments of Physiological Sciences, Neurobiology and Neurosurgery at UCLA. His research is focused on neural control of movement and how this neural control adapts to altered use and after spinal cord injury. He completed his Ph.D. under the direction of Dr. Wayne Van Huss at Michigan State University and currently serves on the Scientific Research Board of Helius Medical Technologies. Dr. Edgerton served on the Scientific Advisory Board of The Christopher Reeves Foundation (CDRF) and his laboratory is one of eight laboratories in the world as members of the CDRF Consortium performing collaborative research designed to advance potential interventions to spinal cord injury patients as soon as possible. Dr. Edgerton has co-authored two books and is the author of more than 400 peer-reviewed research papers. He is the recent recipient of the 2012 J. Allyn Taylor International Prize in Medicine and the Reeve-Irvine Research Award for his work in spinal cord injury.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

        Our director compensation policy in place in 2014 provided that each non-employee director was paid an annual retainer of $25,000 per year, paid quarterly. In addition, the policy provided that the chairman of the GNC Committee and the chairman of the Audit Committee would receive an additional annual fee of $5,000 paid annually, and that the non-executive Chairman of the Board would receive an additional annual fee of $5,000, paid quarterly. Each non-employee director received $1,000 for each in-person board meeting attended, $500 for each telephonic board meeting attended, and $500 for each board committee meeting attended. Non-employee directors are reimbursed for reasonable travel expenses in connection with attendance at meetings of the Board or any of its committees that are conducted in person and other activities directly related to the service to the company.

        In late 2014, the Board approved the following changes to the director compensation policy:

  •
  Eliminated per meeting fees.

  •
  Approved an annual retainer of $32,000 per year, paid quarterly.

  •
  Increased the additional annual retainer to be paid to the non-executive Chairman of the Board to $15,000, paid quarterly.

  •
  Approved an additional annual retainer of $5,000 per year for each member of the Audit Committee or the GNC Committee (including the Chairman), paid quarterly.

        Our newly appointed directors in 2014 were given the benefit of the changes to the director compensation policy on a pro-rata basis from the date of their appointment to the Board, and the changes took effect for the other directors as of January 1, 2015.

        Each newly elected or appointed non-employee director will typically receive an initial grant of an option to purchase shares of the company's common stock at an exercise price equal to the closing price of our common stock on the date of grant, in the Board's discretion.

        Each non-employee director receives an annual grant, on December 10 of each calendar year, of a stock option to purchase 12,500 (50,000 pre-split) shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant. The options vest in 12 equal installments on each monthly anniversary of the date of grant until fully vested on the first anniversary of the date of grant, provided that such director remains a director of our company on each such vesting date.

        The following table sets forth the compensation of our non-employee directors for 2014. All share and share-based numbers in the footnotes to this table reflect the company's one-for-four reverse stock split effected on April 8, 2015.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Kenneth DiPietro	40,500	44,311	84,811
Daniel Marshak(3)	8,000	69,159	77,159
C. Ann Merrifield(4)	8,000	87,939	95,939
John McCarthy(5)	46,000	44,311	90,311
Richard Roberts	33,500	44,311	77,811

(1)
The amounts shown in this column represent the aggregate grant date fair value of the option awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification 718, not the actual amounts paid to or realized by the director during 2014. The assumptions used in determining grant date fair value of these awards are set forth in Note 13 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 11, 2015.

(2)
As of December 31, 2014, the aggregate number of options to purchase shares of our common stock outstanding for each director listed above was as follows: Mr. DiPietro, 37,500 shares; Dr. Marshak, 25,000 shares; Mr. McCarthy, 37,500 shares; Ms. Merrifield, 25,000 shares; and Dr. Roberts, 276,887 shares.

(3)
Dr. Marshak was appointed to the Board effective September 29, 2014.

(4)
Ms. Merrifield was appointed to the Board effective November 8, 2014.

(5)
Mr. McCarthy served as non-executive Chairman of the Board during 2014.

 EXECUTIVE OFFICERS

        Mark D. Perrin is our Chief Executive Officer and Chairman of the Board. Please see "Information as to our Board of Directors and Nominees" above for biographical information regarding Mr. Perrin.

        Steven F. McAllister, 56, has served as our Chief Financial Officer since June 2014, after joining our company as interim Chief Financial Officer in December 2013. Prior to joining our company, Mr. McAllister served as Vice President of Finance and Administration for the Spine and Bone Healing Technologies division of Biomet, Inc. from September 2007 to March 2013. While at Biomet, he was responsible for all accounting, finance, IT, facilities and insurance operations activities in addition to leading the company's strategic planning initiatives. Prior to Biomet, Mr. McAllister worked for DePuy, Inc., a Johnson & Johnson Company, from 1999 to 2007, in various capacities of increasing responsibility including Controller—Marketing Finance, Director of Finance—Worldwide Spine, and Director of Finance—Worldwide Operations. Prior to DePuy, Mr. McAllister held various financial roles with Pfizer's medical device business from 1984 to 1999. Mr. McAllister holds a B.S. in Accounting from Fairleigh Dickinson University.

        Tamara L. Joseph, 52, has served as our Senior Vice President, General Counsel and Chief Compliance Officer since March 2014, after beginning to work as an independent consultant to our company in September 2013. Ms. Joseph was appointed as an independent director of the public health non-profit PHFE in February 2013. She is the Vice Chair of PHFE's Board of Directors and is a member of its Audit Committee and its Governance and Nominating Committee. She previously served as Senior Vice President, General Counsel of Cubist Pharmaceuticals, Inc. from April 2008 to October 2012, where she was responsible for the law, compliance, risk management and government affairs departments. Prior to that, she served as Executive Vice President, General Counsel of Mayne Pharma Ltd., from 2006 to 2008. Before that, Ms. Joseph served as Vice President, General Counsel of Transkaryotic Therapies, Inc., and from 1998 to 2005, Ms. Joseph led the Biogen Idec legal department's operations outside the United States as Vice President, International Legal. Ms. Joseph began her legal career as a litigator with Fried, Frank, Harris, Shriver & Jacobson and later with Morrison & Foerster. Ms. Joseph has an A.B. in Economics from Duke University, a J.D. from University of Michigan Law School, an L.L.M. degree in European Community Law from the College of Europe in Belgium and an L.L.M. degree in Civil Law from the University of Paris.

        Lorianne Masuoka, M.D., 53, has served as our Chief Medical Officer since March 2015. Prior to joining our company, Dr. Masuoka served as Senior Vice President and Chief Medical Officer of Cubist Pharmaceuticals, Inc. from July 2013 to January 2015. As a member of Cubist's executive management team, she managed clinical research, drug safety, biostatistics and data management, and clinical operations. Prior to her time at Cubist, Dr. Masuoka served in various roles of increasing responsibility at Nektar Therapeutics from August 2008 until August 2011, ultimately serving as its Senior Vice President and Chief Medical Officer. She served as Vice President, Clinical Development at FivePrime Therapeutics from July 2003 until August 2008. Prior to then, she served as Director, Clinical Development, Oncology at Chiron. Dr. Masuoka has a M.D. from the University of California, Davis, where she also completed her residency in neurology. She completed her epilepsy fellowship at Yale University and has a board certification from the American Board of Psychiatry and Neurology (Neurology).

        Thomas Ulich, M.D., 61, has served as our Chief Scientific Officer since February 2014. Prior to joining our company following an extended sabbatical, Dr. Ulich served as Executive Vice President of Research and Development of ConjuChem Biotechnologies, Inc. from 2006 to July 2010. In 2010, ConjuChem filed a voluntary assignment in bankruptcy under the Canadian Bankruptcy and Insolvency Act in order to effect an orderly liquidation of its assets, property and operations. Prior to 2006, he served as Senior Vice President of Research and Development for Alnylam Pharmaceuticals, Inc. from

2003 to 2004. He was Vice President of Preclinical Development at Protein Therapeutics from 2001 to 2003, and was Vice-President of Preclinical Development at Amgen, Inc. from 1993 to 2001. While at Amgen, he was responsible for the Departments of Pharmacology, Toxicology, Preclinical and Clinical Pharmacokinetics, Protein and Small Molecule Formulation Development, Clinical Immunology, GLP Quality, and Protein Sciences. Dr. Ulich has a B.A. from Dartmouth College, an M.D. and A.P./C.P. Pathology Residency from UCLA Medical School, and completed his post-doctoral fellowships at the Scripps Institute for Immunology in La Jolla, CA. He has medical board certification from the American Board of Anatomic Pathology, the American Board of Clinical Pathology, and the American Board of Immunopathology. Dr. Ulich was a Professor of Pathology at the University of California from 1984 to 1993, and at Wayne State University from 2005 to 2006.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis explains our compensation philosophy, objectives, policies and practices with respect to our Chief Executive Officer and our other named executive officers. For 2014, our named executive officers are:

  •
  Mark D. Perrin, our Chief Executive Officer and Chairman of the Board;

  •
  Michael J. Astrue, our former interim Chief Executive Officer;

  •
  Steven F. McAllister, our Chief Financial Officer;

  •
  Tamara L. Joseph, our Senior Vice President, General Counsel and Chief Compliance Officer; and

  •
  Thomas Ulich, M.D., our Chief Scientific Officer.

        All share and share-based numbers in this Compensation Discussion and Analysis reflect the company's one-for-four reverse stock split effected on April 8, 2015.

Compensation Philosophy and Objectives

        The primary objectives of our executive compensation program are to attract, motivate, retain and reward high-quality executives and to align the interests of our executives with our stockholders by having a "pay-for-performance" philosophy, tying a portion of our executive officers and senior management's compensation to our overall company business goals and individual performance goals.

        Historically, the GNC Committee tied short and long-term incentives to achievement of specified corporate and individual performance objectives. As we further develop our compensation practices to align them with comparable companies, we seek to have an executive compensation structure that not only aims to be competitive in our industry, but is also fair relative to compensation paid to other professionals within our company. As our business evolves, our objective is to foster a performance-oriented culture, where individual performance is aligned with business objectives.

Role of the GNC Committee

        The GNC Committee approves and administers our executive compensation and benefits policies. Our GNC Committee is appointed by the Board, and consists entirely of directors who are "independent" under the NASDAQ Listing Rules, "outside directors" for purposes of Section 162(m) of the Internal Revenue Code and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. Our GNC Committee is currently composed of Messrs. DiPietro and McCarthy, Drs. Marshak and Roberts, and Ms. Merrifield.

        Our GNC Committee reviews and makes recommendations to the Board with respect to our executive compensation and benefit program to ensure alignment with our compensation philosophy and is responsible for establishing the compensation packages offered to our named executive officers.

Compensation Setting Process

        On an annual basis, the GNC Committee reviews and determines the compensation of our Chief Executive Officer and, with input from management, the compensation of our other executive officers, including our named executive officers. This review is based on an evaluation of each officer's performance, financial information or such other information as the GNC Committee may request, including surveys of executive compensation practices at comparable companies.

Role of our Management

        Our Chief Executive Officer, our human resources director and our finance department work together to develop and prepare materials requested by and to be presented to the GNC Committee, including analyses of financial data, peer data comparisons and other briefing materials. Our Chief Executive Officer and human resources director typically present the compensation proposals for our named executive officers, along with any background information, to the GNC Committee for review and consideration. The GNC Committee may approve, modify, or reject those proposals, or may request additional information from management on those matters. Our GNC Committee makes all determinations regarding executive compensation and our Chief Executive Officer does not attend any portion of meetings at which his compensation is discussed.

Role of Independent Compensation Consultant

        Pursuant to its charter, the GNC Committee has the sole authority to select and retain independent compensation consultants or advisors, at our expense, to assist it with carrying out its duties and responsibilities. In 2014, the GNC Committee retained Towers Watson as its compensation consultant. The GNC Committee considered Towers Watson to be independent and that no conflict of interest resulted from retaining Towers Watson during 2014. Towers Watson advised the GNC Committee on matters related to competitive assessments of our outside director and executive compensation as compared to prevailing market practices and comparable companies. Towers Watson reported directly to the chairman of the GNC Committee, took direction from the GNC Committee, and did not provide us with any services other than the services provided at the request of the GNC Committee.

Competitive Market Assessment

        During 2014, we engaged Towers Watson to conduct competitive market assessments of our outside director compensation policy and for each of the three primary elements of our executive compensation program. In setting executive compensation levels, the GNC Committee reviewed market data from the following sources:

  •
  Peer Group Information.  The GNC Committee considered information collected by Towers Watson from the proxy statements of "peer group" public companies. All companies in the peer group have less than 400 employees and a primary industry focus of biological products, diagnostic substances, or pharmaceutical preparations. Companies were selected with various revenue sizes because we are recruiting from and competing for executive talent with companies that are generating revenue. For 2014, the peer group consisted of:

Amicus Therapeutics, Inc.	Horizon Pharma, Inc.
Anika Therapeutics Inc.	NovaBay Pharmaceuticals, Inc.
Anthera Pharmaceuticals, Inc.	Pain Therapeutics Inc.
Athersys, Inc.	Repligen Corporation
AVEO Pharmaceuticals, Inc.	Targacept, Inc.
Biota Pharmaceuticals, Inc.	TrovaGene, Inc.
Cytosorbents Corporation	Venaxis, Inc.
DURECT Corporation	XOMA Corporation
Fibrocell Science, Inc.
  •
  Information from Towers Watson.  The GNC Committee also considered the recommendations and market data provided by Towers Watson.

        The GNC Committee uses this data to ensure that it is acting on an informed basis and to establish points of reference to determine whether and to what extent it is establishing competitive levels of compensation for our named executive officers. This review contributed to the GNC Committee's determination in December 2014 of the annual base salaries for our named executive officers for fiscal 2015 and the equity compensation granted to our named executive officers for performance in fiscal 2014.

        In December 2014, in consultation with the Board, the GNC Committee updated the company's peer group to reflect U.S.-based public biotechnology companies of similar size in terms of revenue, headcount and market capitalization. For 2015, the peer group consists of the following companies:

Acceleron Pharma Inc.	Epizyme, Inc.
Agenus Inc.	Flexion Therapeutics, Inc.
Akebia Therapeutics, Inc.	Genocea Biosciences, Inc.
BIND Therapeutics, Inc.	Idera Pharmaceuticals, Inc.
bluebird bio, Inc.	Neuralstem, Inc.
Cerulean Pharma Inc.	OvaScience, Inc.
Curis, Inc.	Sarepta Therapeutics, Inc.
Dicerna Pharmaceuticals, Inc.	Synta Pharmaceuticals Corp.
Eleven Biotherapeutics, Inc.	Verastem, Inc.
Enanta Pharmaceuticals, Inc.	ZIOPHARM Oncology, Inc.

Compensation Risk Assessment

        In reviewing our compensation policy and practices for our named executive officers as well as for other employees, the GNC Committee evaluated whether any unnecessary risk-taking was associated with our compensation policies. The GNC Committee did not identify any risks arising from our compensation policies and practices reasonably likely to have a material adverse effect on our company.

Elements of Executive Compensation Program

        Generally, our executive compensation program consists of five components: base salary, annual bonus incentives, long-term equity incentives, benefits and, in some cases, severance or termination protection.

        Base Salary.    Base salary is the primary fixed component of our executive compensation program. The GNC Committee believes that a competitive base salary is necessary to attract and subsequently retain a management team with the requisite skills to lead our company. Generally, our GNC Committee believes that adjustments to base salary should reflect the responsibilities of the executive, the executive's performance for the preceding year, demand in the market for the particular executive position, and the pay of the other members of the executive team, as well as our competitive market position from market surveys and comparative data provided by compensation consultants. The GNC Committee may also make base salary adjustments at other times during the fiscal year in the event of an executive new hire or promotion.

        Annual Incentive Bonus Plan.    Historically, the GNC Committee has approved an annual incentive bonus plan for our named executive officers as a means of providing performance-based incentives that motivate and reward superior managerial performance. The target bonus and the specific performance goals and business criteria with respect to a particular plan year are approved each year by the GNC Committee. Generally, performance will be evaluated based on financial and operational performance goals and business criteria. Financial performance goals and business criteria include targets tied to capital raising, stock price, trading volume, research coverage and institutional ownership. Operational performance goals and business criteria include targets tied to regulatory filings and approvals, pre-clinical and clinical trials and related results, publications, intellectual property, joint ventures and joint developments, product development, and manufacturing capabilities. The GNC Committee also has discretion to grant bonuses in excess of the target bonus based on the level of achievement if it determines that such bonuses are warranted under the circumstances and are in the best interests of our company and our stockholders.

        Long-Term Equity Incentives.    The GNC Committee awards equity incentive compensation to our named executive officers, consistent with the practices of peer organizations. These awards reflect a "pay-for-performance" principle and align the interests of our named executive officers to the interest of our stockholders in building long-term value in our company.

        Our named executive officers are eligible to receive annual equity awards, although an annual award is not guaranteed. Individual determinations are made by the GNC Committee with respect to the frequency and size of the equity award to be recommended to be granted to the named executive officers. In making these determinations, the GNC Committee considers performance relative to the strategic and financial objectives of our company and the previous year's individual performance of each named executive officer. We also typically award long-term equity incentive awards in the form of stock options to key new hires.

        Our equity awards generally vest over a four-year period, with 25% vesting on the first anniversary of the date of grant and thereafter on a monthly basis in 36 equal installments. We expect that we will continue to provide key new employees with initial option grants to provide long-term compensation incentives and to rely on retention grants to key employees.

        Benefits and Perquisites.    We provide the following benefits to our named executive officers generally on the same basis as the benefits provided to all employees: medical, dental and vision insurance, life insurance, short and long-term disability, and certain commuting expenses. We also match, in the form of shares of our common stock, contributions to our 401(k) profit sharing plan, in amounts up to 5% of each named executive officer's annual compensation. Our matching contributions become 100% vested after the employee has been employed by us for four years. We may also provide additional benefits or perquisites under contractual agreements to our named executive officers.

        Severance/Termination Benefits.    Under contractual agreements with certain of our named executive officers, we have agreed to provide severance payments in connection with termination of the executive, including in connection with a change in control. These arrangements are described in the Executive Compensation section under "Potential Payments upon Termination or Change in Control."

Compensation Decisions for 2014

        Base Salaries.    The base salaries of Mr. Perrin, Ms. Joseph and Dr. Ulich were determined by the GNC Committee upon each officer's initial hire. The GNC Committee approved a modest salary increase of $5,000/annually for Mr. McAllister, raising his annual base salary to $265,000 after his transition into a permanent role with our company in June 2014. The GNC Committee also approved an increase in Dr. Ulich's base salary from $180,000 to $300,000 in connection with the change in his position from part-time to full-time status in August 2014. Please see the Summary Compensation Table below for the actual amounts paid to our named executive officers in 2014.

        Annual Incentive Bonuses.    All of our named executive officers were eligible to participate in our fiscal 2014 incentive bonus plan. The following 2014 objectives and weightings were approved by the GNC Committee and the Board early in 2014:

Objective		Target Weighting	Credit Received
1.	Raise two years of cash and reduce expenses by $2 million	20%	25%
2.	Establish at least 6 active sites for pilot clinical study and enroll at least 1 subject	30%	30%
3.	Initiate a study evaluating functional improvement in a rat spinal cord injury model with scaffold plus cells	15%	15%
4.	Establish barriers to entry for scaffold, scaffold plus cells and new biomaterials for cell delivery	15%	20%
5.	Up-list to national securities exchange	10%	0%
6.	Engage IR/PR partners and implement new IR/PR strategy	10%	10%

        The objectives were set with a reasonable level of difficulty that required our named executive officers to perform at a high level in order to meet the objectives, and the likelihood of attaining the objectives was not assured. These objectives and weightings serve to guide the GNC Committee in determining the amount of the bonus payment. The GNC Committee has full discretion with respect to the amount and payment of bonuses and can exercise its discretion to modify the objectives at any time during or after the year, to adjust the weightings and to determine the actual amounts and payout terms of the annual bonuses without regard to achievement of the objectives and weightings. This discretion is communicated to the executives. In December 2014, the GNC Committee adjusted the weightings in light of the company's overachievement with respect to certain objectives and inability to meet other objectives due to market factors.

        For 2014, the incentive bonuses for named executive officers other than Mr. Perrin were targeted to be 25% of the executive's base salary. Mr. Perrin's bonus target was set at 50% of his base salary. These target bonuses were primarily determined during the course of negotiations of each named executive officer's employment or offer letter and were guided, in part, by a review of peer company practices. The target bonuses may be subject to periodic review by the GNC Committee for potential adjustments based on considerations including peer company practices and parity between executives of similar levels.

        In December 2014, the GNC Committee assessed the performance of each objective for fiscal 2014, based on its view of the general performance of each objective and with input from the Chief Executive Officer. It recommended an aggregate bonus payout at 100% of target for all named executive officers, with Ms. Joseph to receive a payout of 120% of target as the GNC Committee determined Ms. Joseph had devoted business time to the company in 2014 beyond the anticipated part-time basis of three days per week. The GNC Committee awarded the following bonus payments, of which 70% of the aggregate amount was paid in cash and 30% of the aggregate amount was paid in the form of a stock award:

Named Executive Officer	Total Bonus ($)	Cash ($)	Stock Value ($)
Mark Perrin	200,000	140,000	60,000
Steven McAllister	66,250	46,375	19,875
Tamara Joseph	54,000	37,800	16,200
Thomas Ulich	75,000	52,500	22,500

        Long-Term Equity Incentive Awards.    We use equity awards to reward long-term value creation and as a retention tool. The size of the equity awards approved by our GNC Committee for each named executive officer reflects individual contributions to company performance. The long-term equity awards granted in 2014 to our named executive officers were comprised of stock option awards and restricted stock awards.

        In 2014, GNC Committee granted each of Mr. Perrin, Ms. Joseph, and Dr. Ulich a stock option award in connection with his or her initial hire. Each of these grants was based on an arm's length negotiation and the new hire's substantial experience, skills and qualifications. Each of these awards vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date, provided that the executive remains continuously employed by us on each such vesting date.

Named Executive Officer	Initial Hire Grant (#)
Mark Perrin	500,000
Tamara Joseph	75,000
Thomas Ulich	87,500

        The GNC Committee also granted Mr. McAllister a 10-year stock option grant to purchase 62,500 shares of our common stock in connection with his transition into a permanent role with our company. The award vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date, provided that Mr. McAllister remains continuously employed by us on each such vesting date.

        Grant decisions on the other equity awards awarded to our named executive officers were made in December 2014 and were based on company and individual performance in 2014, expected future individual performance, and retention considerations. For Ms. Joseph, the GNC Committee also took into account the expansion of her part-time role from 3 days/week to 3.5 days/week. For Dr. Ulich, the GNC Committee also took into account the expansion of his role into full-time status. In 2014, the GNC Committee authorized the following grants of stock options to our named executive officers:

Named Executive Officer	Stock Options (#)
Mark Perrin	125,000
Steven McAllister	15,625
Tamara Joseph	34,375
Thomas Ulich	81,250

Arrangements with Named Executive Officers

        Mark Perrin, Chief Executive Officer.    Under our employment agreement with Mr. Perrin, Mr. Perrin receives an annual salary of $400,000 and is eligible to receive an annual cash bonus equal to 50% of his annual salary, subject to his performance of specified objectives to be established by the Board (or a designated Board committee) each year. Mr. Perrin is eligible to receive all medical, dental and other benefits to the same extent as provided to other senior management employees. In connection with his relocation to the Boston area, we agreed to arrange up to 12 months of corporate housing for Mr. Perrin, and extended this corporate housing benefit for an additional 12 months through January 2016, such amount to be subject to a tax gross up. We also reimbursed Mr. Perrin $20,000 for moving expenses. Mr. Perrin received an initial option grant to purchase 500,000 (2,000,000 pre-split) shares of our common stock. This initial hire grant vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date. Mr. Perrin is currently eligible for certain severance benefits under his employment agreement and such arrangement is described in more detail under the heading "Potential Payments Upon Termination or Change of Control."

        Steven McAllister, Chief Financial Officer.    In conjunction with his transition into a permanent role with our company in June 2014, we entered into a second amended and restated employment agreement with Mr. McAllister, which replaced the prior employment agreement between us and Mr. McAllister. Under the terms of his agreement, Mr. McAllister receives a salary at an annual rate of $265,000, and is eligible to receive benefits to the same extent as provided to our other senior management employees, including medical and dental benefits. In addition, Mr. McAllister is eligible to receive an annual target bonus equal to 25% of his annual salary, subject to his performance of specified objectives to be established by our Chief Executive Officer each year. He also received a 10-year stock option grant to purchase 62,500 (250,000 pre-split) shares of our common stock. This option vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date, provided that Mr. McAllister remains continuously employed by us on each such vesting date. Mr. McAllister is currently eligible for certain severance benefits under his employment agreement and such arrangement is described in more detail under the heading "Potential Payments Upon Termination or Change of Control."

        Tamara Joseph, Senior Vice President, General Counsel and Chief Compliance Officer.    Pursuant to the terms of an offer letter dated March 14, 2014 between us and Ms. Joseph, she became our Senior Vice President, General Counsel and Chief Compliance Officer, on a part-time basis, effective March 24, 2014. Ms. Joseph's employment is on an at-will basis unless terminated by either party. She is entitled to receive a performance bonus equal to 25% of her annual salary, subject to her performance of specified objectives to be established by our Chief Executive Officer each year. She also received a 10-year stock option grant to purchase 75,000 (300,000 pre-split) shares of our common stock. This initial hire grant vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date, provided that Ms. Joseph remains continuously employed by us on each such vesting date. Ms. Joseph is also eligible to receive benefits to the same extent as provided to other senior management employees, including medical and dental benefits. Ms. Joseph is currently eligible for certain severance benefits and such arrangement is described in more detail under the heading "Potential Payments Upon Termination or Change of Control."

        Thomas Ulich, Chief Scientific Officer.    Pursuant to the terms of an offer letter dated February 20, 2014 between us and Dr. Ulich, he became our Chief Scientific Officer, on a part-time basis, effective February 24, 2014. His position was changed from part-time to full-time status in August 2014. Dr. Ulich's employment is on an at-will basis unless terminated by either party. He is entitled to receive a performance bonus equal to 25% of his annual salary, subject to his performance of specified objectives to be established by our Chief Executive Officer each year. He also received a 10-year stock option grant to purchase 87,500 (350,000 pre-split) shares of our common stock. This initial hire grant vests over a four-year period, with 25% vesting on the first anniversary of the grant date and the remainder vesting monthly in 36 equal installments until fully vested on the fourth anniversary of the grant date, provided that Dr. Ulich remains continuously employed by us on each such vesting date. Dr. Ulich is also eligible to receive benefits to the same extent as provided to other senior management employees, including medical and dental benefits. Dr. Ulich is currently eligible for certain severance benefits and such arrangement is described in more detail under the heading "Potential Payments Upon Termination or Change of Control."

        Michael Astrue, former Interim Chief Executive Officer.    Mr. Astrue served as our Interim Chief Executive Officer from August 2013 until January 6, 2014, and assisted in the transition of our new Chief Executive Officer through January 10, 2014. As Mr. Astrue was only an executive officer of our company for a short time period in 2014, there were no changes to his compensation for 2014. Under our employment agreement with Mr. Astrue, he received a salary at an annual rate of $480,000 and was eligible to receive benefits to the same extent as provided to other senior management employees, including medical and dental benefits.

Compensation Committee Report

        The Governance, Nominating and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on those reviews and discussions, the Governance, Nominating and Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

GOVERNANCE, NOMINATING AND COMPENSATION COMMITTEE
Kenneth DiPietro, Chairman
Daniel Marshak
John McCarthy
C. Ann Merrifield
Richard Roberts

        The information contained in the foregoing report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference into any of our previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act or the Exchange Act.

EXECUTIVE COMPENSATION

        Set forth below is information regarding the compensation of (i) all persons serving as our Chief Executive Officer or Chief Financial Officer at any time during 2014 and (ii) our other most highly compensated executive officers at the end of 2014. Such officers are collectively referred to as our "named executive officers."

Summary Compensation Table

        The following table sets forth information regarding the compensation awarded to, earned by, or paid to the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Mark Perrin	2014	392,308	140,000	60,000	4,628,496	161,557	(3)	5,382,361
Chief Executive Officer and Chairman of the Board(2)
Steven McAllister	2014	262,692	106,375	19,875	305,300	12,850	(5)	707,092
Chief Financial Officer(4)	2013	1,000	—	—	—	—		1,000
Tamara Joseph	2014	133,333	37,800	16,200	622,587	8,832	(7)	818,752
Senior Vice President, General Counsel and Chief Compliance Officer(6)
Thomas Ulich	2014	201,231	52,500	22,500	1,015,924	47,431	(9)	1,339,586
Chief Scientific Officer(8)
Michael Astrue	2014	35,077	—	—	—	—		35,077
Former Interim Chief Executive	2013	138,461	—	234,023	—	—		372,484
Officer(10)

(1)
The amounts shown in these columns represent the aggregate grant date fair value of awards computed in accordance with FASB Accounting Standards Codification Topic 718, not the actual amounts paid to or realized by the named executive officer during 2014. The assumptions used in determining grant date fair value of these awards are set forth in Note 13 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 11, 2015.

(2)
Mr. Perrin joined our company as our Chief Executive Officer effective January 6, 2014.

(3)
Represents (i) $20,000 in relocation costs; (ii) $61,460 in living expenses; (iii) $64,107 for a tax gross-up; (iv) $13,120 in 401(k) company stock matching contributions under our 401(k) profit sharing plan; and (v) $2,870 in commuting expenses.

(4)
Mr. McAllister joined our company as our Interim Chief Financial Officer on December 31, 2013 and was appointed Chief Financial Officer effective June 19, 2014.

(5)
Represents (i) $9,741 in company stock matching contributions under our 401(k) profit sharing plan and (ii) $3,109 in commuting expenses.

(6)
Ms. Joseph joined our company as our Senior Vice President, General Counsel and Chief Compliance Officer, on a part-time basis, effective March 24, 2014. Her role was expanded from 3 days/week to 3.5 days/week in December 2014.

(7)
Represents (i) $6,667 in company stock matching contributions under our 401(k) profit sharing plan and (ii) $2,165 in commuting expenses.

(8)
Dr. Ulich joined our company as our Chief Scientific Officer effective February 24, 2014.

(9)
Represents amounts for commuting expenses related to travel to and from Dr. Ulich's home in New York to the company's headquarters.

(10)
Mr. Astrue joined our company on August 22, 2013 as Interim Chief Executive Officer. The amounts shown for Mr. Astrue for 2013 in the "Salary" and "Total" columns differ from the amounts reported in last year's proxy statement because the amounts reported in 2013 erroneously included amounts relating to compensation earned by Mr. Astrue in fiscal 2014 in the 2013 calculations. Such amounts are now correctly reported for 2014.

Grant of Plan-Based Awards

        The following table provides information regarding grants of plan-based awards to our named executive officers during 2014. All share and share-based numbers and values in this table reflect the company's one-for-four reverse stock split effected on April 8, 2015.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Shares of Stock or Units (#)(1)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2)
Mark Perrin	1/6/2014	—		500,000	(3)	9.40	4,170,132
	12/10/2014	—		125,000	(4)	4.20	458,364
	12/10/2014	14,286	(5)	—		—	60,000
Steven McAllister	6/19/2014	—		62,500	(3)	4.52	248,005
	12/10/2014	—		15,625	(4)	4.20	57,295
	12/10/2014	4,732	(5)	—		—	19,875
Tamara Joseph	3/24/2014	—		75,000	(3)	7.52	496,537
	12/10/2014			34,375	(4)	4.20	126,050
	12/10/2014	3,857	(5)	—		—	16,200
Thomas Ulich	2/24/2014	—		87,500	(3)	9.32	717,988
	12/10/2014	—		81,250	(4)	4.20	297,936
	12/10/2014	5,357	(5)	—		—	22,500
Michael Astrue	—	—		—		—	—

(1)
Each option award vests 25% of the shares vest on the first anniversary and 1/36 per month thereafter for thirty six months.

(2)
The amounts shown in this column represents the aggregate grant date fair value of awards computed in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in determining grant date fair value of these awards are set forth in Note 13 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 11, 2015.

(3)
Represents option award made in connection with the executive's initial hire.

(4)
Represents long-term equity incentive award.

(5)
Represent stock award received as a component of bonus paid under the 2014 annual incentive bonus plan.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the equity awards made to our named executive officers that were outstanding at December 31, 2014. All share and share-based numbers and values in this table reflect the company's one-for-four reverse stock split effected on April 8, 2015. Each option award reflected in the below table vests 25% of the shares vest on the first anniversary and 1/36 per month thereafter for thirty six months.

	Option Awards
Name	Award Grant Date	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Mark Perrin	1/6/2014	—	500,000	9.40	1/6/2024
	12/10/2014	—	125,000	4.20	12/10/2024
Steven McAllister	6/19/2014	—	62,500	4.52	6/19/2024
	12/10/2014	—	15,625	4.20	12/10/2024
Tamara Joseph	3/24/2014	—	75,000	7.52	3/24/2024
	12/10/2014	—	34,375	4.20	12/10/2024
Thomas Ulich	2/24/2014	—	87,500	9.32	2/24/2024
	12/10/2014	—	81,250	4.20	12/10/2024
Michael Astrue	—	—	—	—	—

Pension Benefits

        We do not offer to our executive officers or employees any pension plan or similar plan that provides for payments or other benefits at, following or in connection with retirement.

Non-Qualified Deferred Compensation

        We do not offer to our executive officers or employees any defined contribution or similar plan that provides for the deferral of compensation on a basis that is not tax-qualified. We offer a 401(k) profit sharing plan to all of our employees eligible to participate. We make matching contributions on behalf of participating employees, in the form of shares of our common stock, up to a maximum of 5% of the employee's annual compensation. Our matching contributions become 100% vested after the employee has been employed by us for four years. Any company matching contributions made to our named executive officers are reflected in the "All Other Compensation" column of the Summary Compensation Table above.

Potential Payments Upon Termination or Change in Control

        Certain of our named executive officers are entitled to payments upon a termination of employment or a change in control.

        Mark Perrin, Chief Executive Officer.    Under our agreement with Mr. Perrin, if his employment is terminated by us without cause, or by Mr. Perrin for "good reason," then (i) we are obligated to pay severance (consisting of base salary in effect at the time of termination and his prior year's annual bonus) to Mr. Perrin for a period of one year and (ii) with respect to any termination occurring after to the first anniversary of the commencement of his employment, the unvested portion of any stock options held by him will vest to the extent of 12 additional months. The severance payments and the accelerated vesting of options are contingent on execution of a general release of claims against our company, and are in addition to any accrued obligations to Mr. Perrin unpaid by us prior to the time of termination.

        Steven McAllister, Chief Financial Officer.    Under our agreement with Mr. McAllister, if his employment is terminated (a) by the company without cause within six months following a "change of control," as defined in our 2010 Equity Incentive Plan, (b) by us without cause, or (c) by Mr. McAllister for "good reason," then we are obligated to pay severance (consisting of base salary in effect on the date of termination) to Mr. McAllister for a period of six months following the date of termination. The severance payments are contingent upon execution by Mr. McAllister of a general release of claims against our company, and are in addition to any accrued obligations to Mr. McAllister unpaid by us prior to the date of termination.

        Tamara Joseph, Senior Vice President, General Counsel and Chief Compliance Officer.    Pursuant to the terms of an offer letter between us and Ms. Joseph, if her employment is terminated by the company without cause within six months following a "change of control," as defined in our 2010 Equity Incentive Plan, then we are obligated to pay severance (consisting of base salary in effect on the date of termination) to Ms. Joseph for a period of six months following the date of termination.

        Thomas Ulich, Chief Scientific Officer.    Pursuant to the terms of an offer letter between us and Dr. Ulich, if his employment is terminated by the company without cause within six months following a "change of control," as defined in our 2010 Equity Incentive Plan, then we are obligated to pay severance (consisting of base salary in effect on the date of termination) to Dr. Ulich for a period of six months following the date of termination.

        Michael Astrue, Former Interim Chief Executive Officer.    Under our agreement with Mr. Astrue which ended in January 2014, he was entitled to payments upon termination of his employment under certain circumstances; however, he was not eligible to receive any payments in connection with his departure from our company in 2014.

Equity Compensation Plan Information

        The following table provides certain information about shares of our common stock that may be issued under our existing equity compensation plan as of December 31, 2014, which consists of our 2010 Equity Incentive Plan. All share and share-based numbers and values in this table reflect the company's one-for-four reverse stock split effected on April 8, 2015.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,611,416	$6.60	437,125
Equity compensation plans not approved by security holders	—	—	—

Total	2,611,416	$6.60	437,125

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 20, 2015 with respect to the beneficial ownership of our common stock by:

  •
  all of our directors;

  •
  our named executive officers;

  •
  all of our executive officers and directors as a group; and

  •
  each person known by us to beneficially own more than 5% of the outstanding shares of our common stock.

        Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and his or her address is c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139. Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 20, 2015 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common stock of each person or entity named in the following table is based on 26,081,820 shares of our common stock outstanding as of April 20, 2015. All share numbers in the following table reflect the company's one-for-four reverse stock split effected on April 8, 2015.

Directors and Officers

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Mark Perrin	191,371	(1)	*
Steven McAllister	20,357	(1)	*
Tamara Joseph	25,733	(1)	*
Thomas Ulich	32,701	(1)	*
Michael Astrue	27,212		*
Kenneth DiPietro	31,252	(1)	*
Daniel Marshak	14,588	(1)	*
John McCarthy	31,252	(1)	*
C. Ann Merrifield	13,552	(1)	*
Richard Roberts	273,139	(2)	1.0%
All directors and officers as a group (10 persons)(3)	633,945		2.4%

*
Percentage of shares beneficially owned does not exceed one percent.

(1)
Represents shares issuable upon the exercise of stock options within 60 days of April 20, 2015.

(2)
Includes 270,639 shares issuable upon the exercise of stock options within 60 days of April 20, 2015.

(3)
Includes 603,213 shares issuable upon the exercise of stock options within 60 days of April 20, 2015.

Stockholders Known by Us to Own 5% or More of Our Common Stock

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Robert S. Langer(1)	1,687,395	6.5%
Sabby Management, LLC and related persons(2)	1,937,501	7.4%

(1)
Mr. Langer's address is 98 Montvale Road, Newton, Massachusetts 02459.

(2)
The information is as reported on Schedule 13G filed with the SEC on February 2, 2015, as adjusted to reflect the company's one-for-four reverse stock split effected on April 8, 2015. The address for Sabby Management, LLC is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. Of the shares indicated, (i) Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Master Fund, Ltd. beneficially own 1,166,667 and 770,834 shares, respectively, and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 1,937,501 shares. Sabby Management, LLC and Hal Mintz do not directly own any shares, but each indirectly owns 1,937,501 shares. Sabby Management, LLC indirectly owns 1,937,501 shares of common stock because it serves as the investment manager of Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Mr. Mintz indirectly owns 1,937,501 shares of common stock in his capacity as manager of Sabby Management, LLC. Each of Sabby Management, LLC and Mr. Mintz disclaim beneficial ownership over these shares except to the extent of their respective pecuniary interest therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended December 31, 2014, no person required to file reports under Section 16(a) of the Exchange Act failed to file such reports on a timely basis during such fiscal year, except that, due to administrative errors: Mr. Perrin filed one Form 4 late with respect to a stock option grant, and Dr. Ulich filed a Form 3 late reporting no holdings of our company and one Form 4 late with respect to a stock option grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

        The Audit Committee reviews and oversees all related party transactions on an ongoing basis. A "related party transaction" is a transaction that meets the minimum threshold for disclosure in the proxy statement under applicable SEC rules (generally, transactions involving amounts exceeding $120,000 in which a "related person" or entity has a direct or indirect material interest). "Related persons" include our executive officers, directors, beneficial owners of 5% or more of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.

        The Audit Committee reviews the material facts of any related party transaction and either approves or disapproves of entering into the transaction. In the course of reviewing the related party transaction, the Audit Committee considers whether (i) the transaction is fair and reasonable to our company, (ii) the transaction is in, or not inconsistent with, our company's best interests under all possible circumstances, and (iii) the transaction will be on terms no less favorable to our company than we could have obtained in an arm's-length transaction with an unrelated third party. If advance approval of a related party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party. When a related party transaction is ongoing, any amendments or changes are reviewed and the transaction is reviewed annually for reasonableness and fairness to our company.

Related Party Transactions

        We have entered into a consulting agreement with Dr. Robert Langer, a member of our Scientific Advisory Board and a holder of over 5% of our common stock, for certain consulting services. Dr. Langer was one of the original co-founders of our company. Pursuant to the terms of the agreement, we have agreed to pay Dr. Langer $250,000 per year in consulting fees.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors has reviewed and discussed our audited financial statements for fiscal 2014 with our management. The Audit Committee has discussed with Wolf & Company, P.C., our independent registered public accounting firm, the matters required to be discussed by the Auditing Standard No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board, or PCAOB. The Audit Committee has received the written disclosures and the letter from Wolf & Company, P.C. required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Wolf & Company, P.C. its independence. The Audit Committee also considered whether Wolf & Company, P.C.'s provision of non-audit services to our company is compatible with maintaining Wolf & Company, P.C.'s independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

AUDIT COMMITTEE
John McCarthy, Chairman
Kenneth DiPietro
Daniel Marshak
C. Ann Merrifield
Richard Roberts

        The information contained in the foregoing report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference into any of our previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act or the Exchange Act.

PROPOSAL NO. 2
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

        In March 2015, upon recommendation of the GNC Committee, our Board adopted the InVivo Therapeutics Holdings Corp. Employee Stock Purchase Plan (the "ESPP"), subject to stockholder approval. If approved by our stockholders, the ESPP will become effective on July 1, 2015.

        The Board believes it is in our best interests and the interests of our stockholders to adopt the ESPP. The ESPP is intended to encourage ownership in our common stock by enabling eligible employees of the company and our designated subsidiaries to purchase shares of our common stock and thereby provide an additional incentive for those individuals to promote the long-term growth and success of our company. We believe that providing our employees with a convenient method to invest in our common stock will increase the equity stake of our employees and will benefit our stockholders by aligning more closely the interests of participating employees with those of our stockholders. Stockholder approval of the ESPP is necessary in order for the ESPP to meet the requirements of Section 423 of the Internal Revenue Code of 1986 (the "Code").

Vote Required

        The affirmative vote of the majority of votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required to approve the ESPP.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.

Summary of the InVivo Therapeutics Holdings Corp. Employee Stock Purchase Plan

        The following is a general summary of the ESPP and is qualified in its entirety by the complete text of the ESPP. Stockholders are urged to read the actual text of the ESPP in its entirety which is set forth as Appendix A to this proxy statement.

        Purpose.    The ESPP provides eligible employees the ability to use after-tax payroll deductions to purchase our common stock at a discount. The purpose of the ESPP is to provide participating employees with the opportunity to acquire an ownership interest in us by buying shares of our common stock at a discounted price. Our Board believes these ownership interests will provide an incentive for participants to help increase our long-term growth and provide an opportunity to share in our financial success as we continue to shape the future of our business.

        Administration.    The ESPP will be administered by the Board unless the Board delegates such administration to a committee comprised of two or more independent directors. The administrator of the ESPP shall have the power to interpret the terms of the ESPP and to adopt rules for the administration, interpretation and application of the ESPP. All decisions by the administrator of the ESPP will be final and binding on all parties having an interest in the ESPP. The Board may, and intends to, engage a third party to assist with the day-to-day administration of the ESPP and to serve as the plan custodian.

        Eligibility.    Participation in the ESPP will be limited to eligible employees of the company (or a designated subsidiary) who (a) customarily work 20 hours or more per week, (b) customarily work for more than five months in any calendar year and (c) satisfy the requirements set forth in the ESPP. Under the requirements of the Code, an employee who owns, or holds outstanding options or other rights to purchase, five percent (5%) or more of the total combined voting power of all classes of our stock or any of our subsidiaries is not eligible to participate. For purposes of determining who is a five percent owner, attribution of ownership rules apply, and shares of stock subject to outstanding options are taken into account. None of our non-employee directors are eligible to participate in the ESPP. Eligibility is determined on the enrollment date for each offering period. There are approximately 30 employees who would currently be eligible to participate in the ESPP if it is approved by our stockholders, including all of our executive officers.

        Shares Available for Issuance Under the ESPP.    We have reserved 187,500 shares of common stock for issuance under the ESPP. Commencing on the first day of fiscal 2016 and on the first day of each fiscal year thereafter during the term of the ESPP, the number of shares of common stock shall be increased by the lesser of (i) 1% of our outstanding shares of common stock on such date, (ii) 50,000 shares or (iii) a lesser amount determined by the Board. Notwithstanding the foregoing, in no event shall the aggregate number of shares reserved for issuance during the term of the ESPP exceed 1,250,000 shares. The ESPP also provides for the administrator to make certain adjustments to the shares available for issuance under the ESPP upon changes in capitalization, dissolution, liquidation, merger or asset sale of the company, as it deems appropriate.

        Enrollment.    Eligible employees may enroll in the ESPP as participants by executing the subscription agreement for payroll deductions and filing it with the company's payroll office no later than fifteen business days prior to the first day of the offering period (or such other period specified by the administrator). Participation in the ESPP is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions.

        Offering Periods.    The ESPP allows eligible employees to purchase shares during certain offering periods. Each offering will be a six-month period, and will generally be the six-month periods commencing January 1 and ending June 30 and commencing July 1 and ending December 31 of each year. The administrator has the discretion to change the duration of any offering periods with respective to future offerings, including the commencement dates, without stockholder approval to the extent consistent with Section 423 of the Code, as long as such change is announced at least five days prior to the scheduled beginning of the first offering period to be affected.

        Contributions.    Participants in the ESPP will pay for the shares of our common stock through payroll deductions. Participants may elect to authorize payroll deductions between 1% and 15% of the participant's base salary per payroll period during the offering period.

        Purchases.    The purchase price of each share of our common stock will be 85% of the lesser of: (a) the fair market value of a share of our common stock on date the option is granted, which will be the first day of the offering period and (b) the fair market value of a share of our common stock on the exercise date, which will be the last day of the offering period. At the end of each six-month offering period, the purchase price per share is determined and the accumulated funds are used to automatically purchase shares of common stock, up to a maximum of 50,000 shares for any one participant in any offering period. The administrator may, in its sole discretion, increase or decrease the maximum number of shares of our common stock which a participant may purchase during each offering period. In addition, no participant may purchase more than $25,000 worth of our common stock under the ESPP or similar rights granted under any other employee stock purchase plan in any calendar year. The closing price of our common stock was $12.05 on April 27, 2015.

        Cessation of Participation.    Participants may withdraw from the offering period at any time prior to the purchase date by filing written notice with the administrator within the time period required by the administrator prior to the purchase date, and no further payroll deductions will be collected from the participant with respect to that offering period. Upon withdrawal, any amount withheld from a participant's compensation will be returned to the participant, without interest, as soon as administratively practicable. Participation in the ESPP ends automatically upon termination of employment or if the participant ceases to be an eligible employee for any reason (including death, disability or change in status).

        Transferability.    Neither payroll deductions credited to a participant nor any rights with regard to the exercise of a purchase right under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the participant.

        Amendment, Termination.    Our Board has discretion to amend the ESPP to any extent and in any manner it may deem advisable, provided that any amendment that would be treated as the adoption of a new plan for purposes of Section 423 of the Code will require stockholder approval. The ESPP will terminate after the tenth anniversary of its adoption by the Board, unless terminated earlier.

        New Plan Benefits.    The benefits to be received by our executive officers and employees under the ESPP are not determinable because, under the terms of the ESPP, the amounts of future stock purchases are based upon elections made by eligible employees to participate in the ESPP. No employee may purchase shares under the ESPP in an amount that exceeds $25,000 in fair market value in any calendar year. Directors who are not employees do not qualify as eligible employees and thus cannot participate in the ESPP. Future purchase prices are not determinable because they will be based upon the fair market value of the shares of our stock at various future dates. No shares of common stock have been issued with respect to the ESPP for which stockholder approval is being sought under this proposal.

Federal Income Tax Consequences Relating to the ESPP

        The following is a summary of some of the material federal income tax consequences of participation in the ESPP under the law as in effect on the date of this proxy statement. The summary does not address federal employment tax or other federal tax consequences that may be associated with the ESPP, nor does it cover state, local or non-U.S. taxes.

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Assuming that the ESPP is and remains so qualified, no taxable income will be recognized by a participant until the sale or other disposition of the shares of our common stock purchased under the ESPP.

        If common stock acquired under the ESPP is disposed of more than two years after the option grant date and more than one year after the purchase date, or if the participant dies while holding the common stock, the participant (or his or her estate) will recognize ordinary income in amount equal to 15% (or such other percentage equal to the applicable purchase price discount) of the value of the common stock on the option grant date, or, if less, the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price. Any additional gain, or any loss, recognized in the disposition will be treated as a long-term capital gain or loss.

        If common stock acquired under the ESPP is disposed of within the two years following the applicable option grant date, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the purchase price. Any additional gain, or any loss, recognized in the disposition will be treated as a capital gain or loss and, depending on how long the participant had held the common stock, as long-term or short-term.

        The company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of common stock prior to the expiration of the holding periods described above.

PROPOSAL NO. 3
APPROVAL OF 2015 EQUITY INCENTIVE PLAN

        In April 2015, upon recommendation of the GNC Committee, our Board adopted the InVivo Therapeutics Holdings Corp. 2015 Equity Incentive Plan (the "2015 Plan"), subject to stockholder approval. If approved by our stockholders, the 2015 Plan will become effective and, at such time, no further grants will be made under the InVivo Therapeutics Holdings Corp. 2010 Equity Incentive Plan (the "2010 Plan").

        The purpose of the 2015 Plan is to give our company the continued ability to attract and retain qualified officers, directors, employees and consultants with appropriate equity-based awards, motivate high levels of performance, recognize employee contributions to our success and align the interests of plan participants with those of our stockholders, in accordance with our executive compensation philosophy. The Board believes that the ability to grant equity-based awards is needed for our company to remain competitive for qualified employees, consultants and non-employee directors in the biotechnology industry, particularly against similar companies vying for a limited talent pool.

        Stockholder approval of the 2015 Plan is required to: (i) comply with NASDAQ rules requiring stockholder approval of equity compensation plans; (ii) comply with certain exclusions from the deduction limitations of Section 162(m) of the Code as described below; (iii) comply with the incentive stock options rules under Section 422 of the Code; and (iv) allow us to continue to utilize incentive awards to attract, retain and motivate employees and to further align the interests of our employees with those of our stockholders.

        If the 2015 Plan is approved, the maximum number of shares reserved for issuance under the 2015 Plan will be 4,000,000, plus (i) the number of shares that remain available for issuance as of June 16, 2015 under the 2010 Plan plus (ii) the number of shares that are subject to outstanding awards under the 2010 Plan as of June 16, 2015 that become available in the future due to cancellation, forfeiture or expiration of such outstanding awards.

        Our only other equity incentive plan with shares available for future awards is our 2010 Plan. As of March 31, 2015, as adjusted to reflect the one-for-four reverse stock split effected on April 8, 2015, there were 319,916 shares of our common stock available for grant under the 2010 Plan. The number of shares available for grant under the 2010 Plan is insufficient to meet our anticipated needs. Therefore, the Board decided to adopt a new equity compensation plan in order to be able to continue to grant awards of restricted stock, stock options, and other forms of equity compensation to our employees and directors. If stockholders approve the 2015 Plan, then the 2010 Plan will terminate and no additional shares or share awards will be granted under the 2010 Plan, but options and other awards granted under the 2010 Plan will remain outstanding.

Vote Required

        The affirmative vote of the majority of votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required to approve the 2015 Plan.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2015 PLAN.

Summary of the 2015 Equity Incentive Plan

        The following is a general summary of the 2015 Plan and is qualified in its entirety by the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan in its entirety which is set forth as Appendix B to this proxy statement.

        Plan Administration.    The 2015 Plan will be administered by the GNC Committee, or such other committee as the Board may appoint from time to time. The GNC Committee may delegate the administration of the 2015 Plan to members of the Board, officers, or employees of the Company, except that no delegation may be made if it would result in the loss of an exemption for awards (i) intended to be qualified under Section 162(m) or (ii) made to individuals who are subject to Section 16 of the Exchange Act.

        Subject to the terms of the 2015 Plan, the GNC Committee has the authority to:

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  decide which individuals will receive awards under the 2015 Plan;

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  specify the type of award to be granted and the terms and conditions upon which an award will be granted and may be earned (including, when and how an award may be exercised or earned and the exercise price, if applicable, associated with each award);

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  prescribe any other terms and conditions (including accelerated vesting or forfeiture provisions) affecting an award;

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  adopt, amend and rescind rules and regulations relating to the 2015 Plan; and

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  make all other decisions necessary or advisable for the administration and interpretation of the 2015 Plan.

        Any decisions of the GNC Committee regarding the 2015 Plan shall be final, conclusive and binding on all persons or entities, including the company and participants.

        Eligibility.    The individuals eligible to receive awards under the 2015 Plan are our officers, directors, employees, and consultants who provide services to us or any subsidiary of the company. However, only employees of the company (or its affiliates) are eligible to receive incentive stock options, or ISOs. There are approximately 30 employees and 5 non-employee directors who would currently be eligible to participate in the 2015 Plan if it is approved by our stockholders. Actual participation and receipt of an award under the 2015 Plan will be determined by the GNC Committee in its sole discretion.

        Shares Subject to the 2015 Plan.    The number of shares of our common stock that may be granted under the 2015 Plan is 4,000,000, plus (i) the number of shares that remain available for issuance as of June 16, 2015 under the 2010 Plan plus (ii) the number of shares that are subject to outstanding awards under the 2010 Plan as of June 16, 2015 that become available in the future due to cancellation, forfeiture or expiration of such outstanding awards. If stockholders approve the 2015 Plan, then the 2010 Plan will terminate and no additional shares or share awards will be granted under the 2010 Plan, but options and other awards granted under the 2010 Plan will remain outstanding.

        Shares under the 2015 Plan may only be reused for new grants if the shares were subject to an award that was forfeited, expired or otherwise terminated without issuance of the underlying shares, or if the award was settled for cash and does not otherwise involve the issuance of underlying shares.

        The closing price of our common stock was $12.05 on April 27, 2015.

        Adjustments in Capitalization.    The GNC Committee is authorized to adjust the limitations on the number of shares available for issuance under the 2015 Plan and the individual limitations on the amount of certain awards and to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the shares so that an adjustment is appropriate.

        Limitations on Certain Types of Awards.    In order to comply with the Code, certain types of awards are required to have stated maximums in the 2015 Plan. The maximum number of shares that may be delivered under the 2015 Plan as a result of the exercise of the incentive stock options is 4,000,000 shares. In addition, there are individual participant limitations, including (i) no grant of options and/or stock appreciation rights of more than 4,000,000 shares per participant; (ii) no grant of restricted stock, restricted stock units, performance shares and/or other stock-based awards denominated in or valued by reference to a designated number of shares, with respect to more than 4,000,000 shares; and (iii) no grant of performance units payable in cash of more than $2,000,000.

        Types of Awards.    The 2015 Plan provides for a variety of awards, including options, restricted stock awards, restricted stock units, stock appreciation rights (stock- and cash-settled) and other equity-based awards, as well as dividend equivalents and "performance-based" awards. Any award granted under the 2015 Plan will be evidenced by an award agreement which will describe the terms and conditions of the award, including, without limitation, the type of award granted, when and how the award may be exercised or earned, and any exercise price (as appropriate) associated with the award.

        Options.    Options provide for the right to purchase shares of our common stock at a specified price, and usually will become exercisable in the discretion of the GNC Committee in one or more installments after the grant date. The GNC Committee will determine the acceptable forms of consideration for exercising an option, including the method of payment, to the extent permitted by applicable law. Generally, our practice has been to grant awards that are subject to a four-year vesting schedule with 25% vesting on the first anniversary and the remainder vesting monthly thereafter.

        Options may be granted for any term specified by the GNC Committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our common stock on the date of grant. For purposes of the 2015 Plan, fair market value is defined as the closing price for our common stock on the principal stock exchange or market on which our common stock is traded on the date of determination.

        Options may take two forms, nonstatutory options, or NSOs, and ISOs. ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

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  have an exercise price not less than the fair market value of our common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock ("10% stockholders"), then such exercise price may not be less than 110% of the fair market value of our common stock on the date of grant;

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  be granted only to our employees and employees of our subsidiary entities;

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  expire within a specified time following the option holder's termination of employment;

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  be exercised within ten years after the date of grant, or with respect to 10% stockholders, no more than five years after the date of grant; and

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  not be first exercisable for more than $100,000 worth of value, determined based on the exercise price.

        If an award purported to be an ISO fails to meet the requirements of the Code, then the award will instead be considered a NSO.

        Stock Appreciation Rights.    Stock appreciation rights, or SARs, provide for the payment to the holder based upon increases in the price of our common stock over a set base price, which may not be less than the fair market value of our common stock on the date of grant. Payment for SARs may be made in cash, common stock or any combination of the two. SARs may be granted for any term specified by the GNC Committee, but shall not exceed ten years.

        Restricted Stock.    A restricted stock award is the grant of shares of our common stock at a price determined by the GNC Committee (which price may be zero), is nontransferable and unless otherwise determined by the GNC Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The GNC Committee may restrict the participant's ability to vote the shares of restricted stock or receive dividends on such shares.

        Restricted Stock Units.    Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of common stock which will be freely transferable. The GNC Committee will specify the purchase price, if any, to be paid by the grantee for the common stock.

        Bonus Stock and Awards in Lieu of Obligations.    The GNC Committee is authorized to grant shares of common stock to any eligible persons as a bonus, or to grant shares or other awards in lieu of obligations to pay cash or deliver other property under the 2015 Plan or under other plans or compensatory arrangement.

        Other Stock-Based Awards.    The GNC Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. The GNC Committee determines the terms and conditions of such awards.

        Performance Awards.    Performance awards are denominated in cash or shares of our common stock and are linked to satisfaction of performance criteria established by the GNC Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the GNC Committee upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the GNC Committee.

        Unless otherwise specified by the GNC Committee, the provisions that are intended to qualify awards as "performance-based compensation" not subject to the limitation on tax deductibility by the company under Section 162(m) of the Code will apply to any performance award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the company would claim a tax deduction in connection with such award, a "covered employee." The term "covered employee" means the company's chief executive officer and each other person whose compensation is required to be disclosed in the company's filings with the SEC by reason of that person being among the three highest compensated officers of the company (other than the company's chief financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the GNC Committee and not the Board.

        One or more of the following criteria shall be used by the GNC Committee in establishing performance goals for such awards; (1) earnings per share; (2) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (3) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (4) the entry into or completion of a phase of clinical development for any product, service or technology; (5) specified levels of product sales; (6) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins or working capital; (7) stock price, (8) return on sales, assets, equity or investment; (9) operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); (10) net income; (11) management of fixed costs or variable costs; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including financings, strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; and/or (17) the fair market value of a share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the GNC Committee including, but not limited to, the NASDAQ Composite Index, the NASDAQ Biotechnology Index or a group of companies that are comparable to the company. Performance goals for awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

        After the end of each performance period, the GNC Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the GNC Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of: (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges; (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the GNC Committee specifies at the time the award is granted.

        The GNC Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

        Acceleration of Vesting; Change in Control.    Subject to certain limitations, the GNC Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a "change in control" of the company, as defined in the 2015 Plan, and only to the extent provided in any employment or other agreement between the participant and the company or any related entity, or in any award agreement, or to the extent otherwise determined by the GNC Committee in its sole discretion in each particular case: (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the "change in control" will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or any other stock-based award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) with respect to any outstanding award subject to achievement of performance goals and conditions under the 2015 Plan, the GNC Committee may, in its discretion, consider such awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the "change in control").

        Subject to any limitations contained in the 2015 Plan relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the company does not survive, or in the event of any "change in control," the agreement relating to such transaction or the GNC Committee may provide for: (i) the continuation of the outstanding awards by the company, if the company is a surviving entity; (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2015 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding awards; or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2015 Plan and without any requirement that all such participants be treated consistently.

        Clawback.    The GNC Committee has the power and authority under the 2015 Plan to cancel an award, require reimbursement of an award, or otherwise recoup awards made under the 2015 Plan if (1) there is an accounting restatement of the company's financial statements or results and (2) the restatement results from the company's non-compliance with federal securities laws.

        Awards Not Transferable.    Generally, the awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution.

        Other Adjustments.    The GNC Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards: (i) in recognition of unusual or nonrecurring events (such as acquisitions and dispositions of businesses and assets) affecting our company or any subsidiary, or the financial statements of our company or any subsidiary; (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions; or (iii) in view of the GNC Committee's assessment of the business strategy of the company, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. No adjustments may be made with respect to any awards if and to the extent that such adjustment would cause the award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

        Term, Amendment and Termination.    The 2015 Plan shall become effective when and if approved by stockholders, and will expire after the tenth anniversary of its adoption by the Board, unless terminated earlier. The Board may amend or terminate the 2015 Plan at any time, subject to stockholder approval to the extent required by law or applicable listing standards; provided that, in the case of outstanding awards, no change may be made that materially and adversely affects the rights of the participant without his or her consent.

Federal Income Tax Consequences of Awards

        The 2015 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

        Nonqualified Stock Options.    An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2015 Plan. On exercise of a nonqualified stock option granted under the 2015 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

        If an optionee pays for shares on exercise of an option by delivering shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

        The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the company and is reasonable in amount, and either the optionee includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount.

        Incentive Stock Options.    Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the "Required Holding Period," the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

        If an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a "Disqualifying Disposition," the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        An optionee who exercises an ISO by delivering shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

        The company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the company and is reasonable in amount, and either the employee includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount.

        Stock Awards.    Generally, the recipient of a stock award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2015 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient in exchange for the shares.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as awards will be the amount paid for the shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2015 Plan, the difference between the sales price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

        The company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the company timely satisfies its reporting requirements with respect to that amount.

        Stock Appreciation Rights.    The company may grant stock appreciation rights, separate from any other award, which we refer to as stand-alone stock appreciation rights, or tandem stock appreciation rights, under the 2015 Plan. Generally, the recipient of a stand-alone stock appreciation right will not recognize any taxable income at the time the stand-alone stock appreciation right is granted.

        With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the recipient for the shares.

        With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price.

        In general, there will be no Federal income tax deduction allowed to the company upon the grant or termination of stand-alone stock appreciation rights or tandem stock appreciation rights. Upon the exercise of either a stand-alone stock appreciation right or a tandem stock appreciation right, however, the company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

        Dividend Equivalents.    Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for

Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

        Section 162 Limitations.    Section 162(m) to the Code generally disallows a public company's tax deduction for compensation to covered employees in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to participants under the 2015 Plan whom the GNC Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the GNC Committee, be granted in a manner that will qualify as such "performance-based compensation," so that such awards would not be subject to the Section 162(m) of the Code deductibility cap. However, the GNC Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2015 Plan will qualify as "performance-based compensation" that are fully deductible by us under Section 162(m) of the Code.

        Section 409A of the Code.    The 2015 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2015 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

Importance of Consulting Tax Adviser

        The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.

New Plan Benefits

        No grants have been made with respect to additional shares of our common stock to be reserved for issuance under the 2015 Plan. In addition, the number of shares of our common stock that may be granted to officers, directors, employees and consultants is indeterminable at this time, as those grants generally are subject to the discretion of the GNC Committee.

PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee has selected Wolf & Company, P.C. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2015. The Board is asking our stockholders to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm. If the stockholders do not ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm, the Audit Committee may reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and stockholders. A representative of Wolf & Company, P.C. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees

Audit Fees

        2014 Audit Fees:    The aggregate audit fees billed by Wolf & Company, P.C. in 2014 were $123,470. Audit fees consisted of fees incurred for professional services rendered for the audit of consolidated financial statements and internal control over financial reporting and for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q.

        2013 Audit Fees:    The aggregate audit fees billed by Wolf & Company, P.C. in 2013 were $114,613. Audit fees consisted of fees incurred for professional services rendered for the audit of consolidated financial statements and internal control over financial reporting and for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees

        2014 Audit-Related Fees:    The aggregate audit-related fees billed by Wolf & Company, P.C. in 2014 were $26,400 related to the review of financial information and consents in conjunction with Form S-8 and Form S-3 filings.

        2013 Audit-Related Fees:    The aggregate audit-related fees billed by Wolf & Company, P.C. in 2013 were $26,950 related to the review of financial information and consents in conjunction with Form S-8 and Form S-3 filings.

Tax Fees

        There were no fees paid to Wolf & Company, P.C. for any tax-related services in 2014 or 2013.

All Other Fees

        There were no other fees paid to Wolf & Company, P.C. in 2014 or 2013.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        Our Audit Committee is responsible for pre-approving all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered. The Audit Committee has considered the nature and amount of fees billed by Wolf & Company, P.C. and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Wolf & Company, P.C.'s independence.

Vote Required

        The affirmative vote of the majority of votes cast by the holders of our common stock, present or represented by proxy at the Annual Meeting and entitled to vote, is required to ratify the appointment of Wolf & Company, P.C., an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2015.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

 OTHER MATTERS

Householding Information

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2014 (the "Annual Report") may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement and the Annual Report to any beneficial owner at a shared address to which a single copy of any of those documents was delivered if you write or call us at the following address or telephone number: InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, MA 02139, Attn: Secretary, telephone: (617) 863-5500. If you want to receive separate copies of the proxy statement and the annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Expenses of Proxy Solicitation

        The solicitation of proxies will be conducted by telephone or mail and we will bear all attendant expenses. These expenses will include the expense of preparing and mailing proxy materials for the Annual Meeting. Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the proxy materials to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. We may conduct further solicitation personally or telephonically through our directors, officers and employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained the services of Laurel Hill Advisory Group, LLC, to assist in the solicitation of proxies at a cost of approximately $10,000, plus reimbursement of certain expenses.

Stockholder Proposals

        Stockholder proposals for inclusion in our proxy statement:    If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2016 annual meeting of stockholders, the proposal must be received by our Secretary c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139, no later than the close of business on January 6, 2016. Such proposal must comply with the applicable rules of the SEC in order to be included in our proxy statement and proxy relating to the 2016 annual meeting of stockholders. If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline to submit a proposal for inclusion in our proxy statement is a reasonable time before we begin to print and mail proxy materials.

        Other stockholder proposals:    A stockholder proposal not included in our proxy statement for the 2016 annual meeting of stockholders, including proposed nominations for director, will not be eligible for presentation at the 2016 annual meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our amended and restated bylaws. To be timely, the stockholder is required to give written notice to our Secretary c/o InVivo Therapeutics Holdings Corp., One Kendall Square, Suite B14402, Cambridge, Massachusetts 02139, of his or her proposed director nomination or the proposal of other business to be considered by the stockholders. Such written notice must be made in accordance with Article II, Section 13 of our amended and restated bylaws, which require appropriate notice to us of a director nomination or proposal of other business for consideration not less than 60 days nor more than 90 days prior to the date of the first anniversary of this Annual Meeting. If, however, the 2016 annual meeting of stockholders is more than 30 days before, or more than 60 days after, such anniversary date, then to be timely notice must be provided not earlier than the close of business the 90th day prior to the 2016 annual meeting of stockholders and not later than the close of business on the later of the 60th day prior to the 2016 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2016 annual meeting of stockholders is first made by us. Assuming that the 2016 annual meeting is held on schedule, we must receive written notice of a proposal to nominate a director or proposal of other business for consideration between March 18, 2016 and April 17, 2016.

        The notice must also meet all other requirements contained in our amended and restated bylaws, including the requirement to contain specified information about the stockholder making the proposal and the proposed business to be brought before the meeting or the director nominee.

Other Business

        As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters should properly come before the Annual Meeting, proxies in the enclosed form will be voted on those matters in accordance with the judgment of the person or persons voting the proxies, unless otherwise specified.

By order of the Board of Directors,

Mark D. Perrin Chief Executive Officer and Chairman of the Board

April 29, 2015

Appendix A

INVIVO THERAPEUTICS HOLDINGS CORP.
EMPLOYEE STOCK PURCHASE PLAN

        InVivo Therapeutics Holdings Corp., a Nevada corporation (the "Company"), hereby adopts the InVivo Therapeutics Holdings Corp. Employee Stock Purchase Plan, as amended from time to time (the "Plan"), effective as of July 1, 2015 (the "Effective Date").

        1.    Purpose.    The purposes of the Plan are as follows:

          (a)   To encourage and assist employees of the Company and its Designated Subsidiaries (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code (as defined in Section 2 below).

          (b)   To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

        2.    Definitions.

          (a)   "Administrator" shall mean the administrator of the Plan, as determined pursuant to Section 14 hereof.

          (b)   "Board" shall mean the Board of Directors of the Company.

          (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" shall mean the committee appointed to administer the Plan pursuant to Section 14 hereof.

          (e)   "Common Stock" shall mean the common stock of the Company.

          (f)    "Company" shall mean InVivo Therapeutics Holdings Corp., a Nevada corporation, and any successor by merger, consolidation or otherwise.

          (g)   "Compensation" shall mean all base straight time salary or wages and commissions paid to an Eligible Employee from the Company or a Designated Subsidiary. For purposes of this Plan, "Compensation" does not include the following: (i) overtime pay; (ii) shift premium pay, (iii) incentive compensation and/or payments; (iv) bonuses; (v) expense reimbursements; (vi) fringe benefits and (vii) any other forms of extraordinary compensation.

          (h)   "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may designate, or terminate the designation of, a subsidiary as a Designated Subsidiary without the approval of the stockholders of the Company.

          (i)    "Eligible Employee" shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i) in the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the

  Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-l(h)(2). Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

          (j)    "Employee" shall mean any person who renders services to the Company or a Subsidiary in the status of a common law employee within the meaning of Code Section 340l(c). "Employee" shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 340l(c).

          (k)   "Enrollment Date" shall mean the first Trading Day of each Offering Period.

          (l)    "Exercise Date" shall mean each June 30 and December 31 of each calendar year or the last preceding Trading Date within the Offering Period.

          (m)  "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Common Stock, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n)   "Offering Date" shall mean each January 1 and July 1 in a calendar year, or the first Trading Day after such date.

          (o)   "Offering Period" shall mean subject to Section 24, each six (6) month period beginning on an Offering Date and ending on the next succeeding Exercise Date. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (p)   "Parent" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (q)   "Plan" shall mean the InVivo Therapeutics Holdings Corp. Employee Stock Purchase Plan, as may be amended from time to time.

          (r)   "Purchase Price" shall mean the lower of (i) 85% of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20; provided, further, that the Purchase Price shall not be less than the par value of a share of Common Stock.

          (s)   "Subsidiary" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (t)    "Trading Day" shall mean a day on which national stock exchanges are open for trading.

        3.    Eligibility.

          (a)   Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

          (b)   Each individual who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first Enrollment Date following the day on which such individual becomes an Eligible Employee, subject to the requirements of Section 5 and the limitations imposed by Section 423(b) of the Code.

          (c)   No Eligible Employee shall be granted an option under the Plan which permits his or her rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of the limitation imposed by this Section 3(c), the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

        4.    Offering Periods.    Subject to Section 24 hereof, the Plan shall be implemented by successive Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. In no event may an Offering Period exceed twenty-seven (27) months in duration.

        5.    Participation.

          (a)   For each Offering Period, an Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions, in the form attached hereto as Exhibit A, and filing it with the Company's payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the applicable Enrollment Date.

          (b)   Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first Enrollment Date following the day on which such person becomes an Eligible Employee. Such person may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions, in the form attached hereto as Exhibit A, and filing it with the Company's payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the first day of any Offering Period following the date such person becomes an Eligible Employee.

          (c)   Except as provided in Section 5(a) hereof, payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

          (d)   During a leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a participant may continue to participate in the Plan by making cash payments to the Company on each pay day equal to the amount of the participant's payroll deductions under the Plan for the pay day immediately preceding the first day of such participant's leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-1(h)(2), the participant will cease automatically to participate in the Plan. In such event, the Company will automatically cease to deduct the participant's payroll under the Plan. The Company will pay to the participant his or her total payroll deductions for the Offering Period, in cash in one lump sum (without interest), as soon as practicable after the participant ceases to participate in the Plan.

          (e)   A participant's completion of a subscription agreement will enroll such participant in the Plan for each successive Offering Period on the terms contained therein until the participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan.

        6.    Payroll Deductions.

          (a)   At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount from one percent (1%) to fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b)   All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(a) hereof, a participant may not make any additional payments into such account.

          (c)   A participant may discontinue his or her participation in the Plan as provided in Section 10.

          (d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

          (e)   At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7.    Grant of Option.    On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date for such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's

Common Stock determined by dividing such participant's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase during each Offering Period more than twelve thousand five hundred (12,500) shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19); and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock a participant may purchase during each Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof or otherwise becomes ineligible to participate in the Plan. The option shall expire on the last day of the Offering Period.

        8.    Exercise of Option.

          (a)   Unless a participant withdraws from the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b)   If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding full authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each participant which has not been applied to the purchase of shares of stock shall be paid to such participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

        9.    Deposit of Shares.    As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company may arrange for the deposit, into each participant's account with any broker designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

        10.    Withdrawal.

          (a)   A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company, in the form attached hereto as Exhibit B. All of the participant's payroll deductions credited to his or her account during the Offering Period shall be paid to such participant as soon as reasonably practicable after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b)   A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11.    Termination of Employment.    Upon a participant's ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, as soon as reasonably practicable and such participant's option for the Offering Period shall be automatically terminated.

        12.    Interest.    No interest shall accrue on the payroll deductions or lump sum contributions of a participant in the Plan.

        13.    Shares Subject to Plan.

          (a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum initial number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one hundred eighty seven thousand five hundred (187,500) shares. In addition to the foregoing, subject to Section 19 hereof, commencing on the first day of the Company's 2016 fiscal year and on the first day of each fiscal year thereafter during the term of the Plan, the number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be increased by that number of shares of the Company's Common Stock equal to the least of (i) one percent (1%) of the Company's outstanding shares of Common Stock on such date, (ii) fifty thousand (50,000) shares or (iii) a lesser amount determined by the Board. Notwithstanding the foregoing, in no event shall the aggregate number of shares reserved for issuance under the Plan, during the term of the Plan, exceed one million two hundred fifty thousand (1,250,000) shares of the Company's Common Stock during the term of the Plan, subject to adjustment as provided in Section 19 \hereof. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

          (b)   If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

          (c)   With respect to shares of stock subject to an option granted under the Plan, a participant shall not be deemed to be a stockholder of the Company, and the participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the participant or his or her nominee following exercise of the participant's option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

        14.    Administration.

          (a)   The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as set forth below. The Board may delegate administration of the Plan to a Committee comprised of two or more members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and which is otherwise constituted to comply with applicable law, and the term "Committee" shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies or resigns or is removed from office by the Board. References in this Plan to the "Administrator" shall mean the Board unless administration is delegated to a Committee or subcommittee, in which case references in this Plan to the Administrator shall thereafter be to the Committee or subcommittee.

          (b)   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

          (c)   All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        15.    Designation of Beneficiary.

          (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)   Such designation of beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant' s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, \ or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        16.    Transferability.    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        17.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        18.    Reports.    Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        19.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a)    Changes in Capitalization.    In the event that any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option, the number of shares subject to the Plan and limitations provided in Section 13 hereof, the maximum number of shares each participant may purchase each Offering Period (pursuant to Section 7 hereof), the number and class of Common Stock covered by each outstanding option, the purchase price per share of Common Stock covered by each option which has not yet been exercised.

          (b)    Equity Restructuring.    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 19(a) hereof, the number and type of securities subject to each outstanding option and the price per share thereof, if applicable, will be equitably adjusted by the Administrator. The adjustments provided under this Section 19(b) hereof shall be nondiscretionary and shall be final and binding on the affected participants and the Company. "Equity Restructuring" means a non-reciprocal transaction (i.e. a transaction in which the Company does not receive consideration or other resources in respect of the transaction approximately equal to and in exchange for the consideration or resources the Company is relinquishing in such transaction) between the Company and its stockholders, such as a stock split, spin-off, rights offering, nonrecurring stock dividend or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the

  Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding options.

          (c)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (d)    Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        20.    Amendment or Termination.

          (a)   The Board may, at any time and for any reason, terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of such participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c)   In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i)  altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

             (ii)  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

            (iii)  allocating shares.

        Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

        21.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.    Conditions To Issuance of Shares.    The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of options prior to fulfillment of all the following conditions:

          (a)   The admission of such shares to listing on all stock exchanges, if any, on which is then listed;

          (b)   The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the option; and

          (e)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

        23.    Term of Plan.    The Plan shall become effective on the Effective Date. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until the tenth (10th) anniversary of the Effective Date, unless sooner terminated under Section 20 hereof. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the initial adoption of the Plan by the Board.

        24.    Equal Rights and Privileges.    All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

        25.    No Employment Rights.    Nothing in the Plan shall be construed to give any person (including any Eligible Employee or participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Eligible Employee or participant) at any time, with or without cause.

        26.    Notice of Disposition of Shares.    Each participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the participant in such disposition or other transfer.

        27.    Governing Law.    The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Nevada without regard to otherwise governing principles of conflicts of law.

Appendix B

INVIVO THERAPEUTICS HOLDINGS CORP.

2015 EQUITY INCENTIVE PLAN

INVIVO THERAPEUTICS HOLDINGS CORP.
2015 EQUITY INCENTIVE PLAN

INVIVO THERAPEUTICS HOLDINGS CORP.
2015 EQUITY INCENTIVE PLAN

        1.    Purpose.    The purpose of this INVIVO THERAPEUTICS HOLDINGS CORP. 2015 EQUITY INCENTIVE PLAN (the "Plan") is to assist INVIVO THERAPEUTICS HOLDINGS CORP., a Nevada corporation (the "Company"), and its Related Entities (as defined below) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and consultants to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

        2.    Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 and elsewhere herein.

          (a)   "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

          (b)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c)   "Beneficial Owner" and "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (d)   "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e)   "Board" means the Company's Board of Directors.

          (f)    "Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) any material violation or breach by the Participant of the Company's or Related Entity's policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (g)   "Change in Control" means a Change in Control as defined in Section 9(b) hereof.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i)    "Committee" means the Governance, Nominating and Compensation Committee of the Board, a subcommittee thereof formed by the such committee to act as the Committee under this Plan, or such other committee as the Board of Directors shall appoint from time to time; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent," the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

          (j)    "Consultant" means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

          (k)   "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l)    "Covered Employee" means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the chief financial officer) as of the end of a taxable year, or such other person as shall be considered a "covered employee" for purposes of Section 162(m) of the Code.

          (m)  "Director" means a member of the Board or the board of directors of any Related Entity.

          (n)   "Disability" means a Participant's eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Entity, or if no such plan is applicable, a Participant's inability to perform the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term "Disability" means disabled within the meaning of Section 22(e)(3) of the Code.

          (o)   "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (p)   "Effective Date" means the effective date of the Plan, which shall be April 16, 2015.

          (q)   "Eligible Person" means each officer, Director, Employee or Consultant to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (r)   "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than such person becoming an employee of the Company or any Related Entity). The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (s)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (t)    "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (u)   "Good Reason" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company's or Related Entity's requiring the Participant to be based at any office or location outside of 50 miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant's responsibilities; (iv) any purported termination by the Company or Related Entity of the Participant's Continuous Service other than for Cause, death or by reason of the Participant's Disability, or (v) any material reduction in the Participant's base salary (unless such reduction is part of a Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

          (v)   "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (w)  "Incumbent Board" means the Incumbent Board as defined in Section 9(b)(ii) hereof.

          (x)   "Independent", when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or, if the Listing Market does not have such rules, the rules of The NASDAQ Stock Market, LLC.

          (y)   "Listing Market" means the principal stock exchange or market on which Shares are then traded.

          (z)   "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

          (aa) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (bb) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

          (cc) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

          (ee) "Performance Period" means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (ff)  "Performance Share" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (gg) "Performance Unit" means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (hh) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

           (ii)  "Prior Plan" means the InVivo Therapeutics Holdings Corp. 2010 Equity Incentive Plan, as amended from time to time.

          (jj)   "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (kk) "Restricted Stock" means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (ll)   "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

          (mm)  "Restricted Stock Unit" means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

          (nn) "Restricted Stock Unit Award" means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

          (oo) "Restriction Period" means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

          (pp) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the SEC under Section 16 of the Exchange Act.

          (qq) "SEC" means the United States Securities and Exchange Commission.

          (rr)  "Shares" means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

          (ss)  "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

          (tt)  "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

          (uu) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity, (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

        3.    Administration.

          (a)    Authority of the Committee.    The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the

  Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

          (b)    Manner of Exercise of Committee Authority.    The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act or (ii) with respect to any Award that is intended to qualify as "performance-based compensation" under Section 162(m), to the extent necessary in order for such Award to so qualify. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

          (c)    Limitation of Liability.    The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination

        4.    Shares Subject to Plan.

          (a)    Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to (i) 4,000,000, plus (ii) any Shares that become available in connection with the cancellation, forfeiture, or expiration of awards issued and outstanding as of the Effective Date under the Prior Plan, plus (iii) any Shares remaining available for delivery under the Prior Plan on the Effective Date of the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b)    Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

          (c)    Availability of Shares Not Delivered under Awards and Adjustments to Limits.

              (i)  If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or an Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, then such Shares shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

             (ii)  Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combined has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company's shareholders under the rules of the Listing Market.

            (iii)  Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one Share.

            (iv)  Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 4,000,000 Shares.

             (v)  Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a "fair value" as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.

          (d)    No Further Awards Under Prior Plan.    In light of the adoption of this Plan, no further awards shall be made under the Prior Plan on and after the Effective Date.

        5.    Eligibility; Per-Participant Limitations.    Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 4,000,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards denominated in or valued by reference to a designated number of Shares and that are subject to Section 8 hereof, with respect to more than 4,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units that are subject to Section 8 hereof is (x) $2,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $2,000,000.

        6.    Specific Terms of Awards.

          (a)    General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

          (b)    Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

              (i)  Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

             (ii)  Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

            (iii)  Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

              (A)  the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

              (B)  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

              (C)  if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

          (c)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

              (i)  Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however, that if and to the extent that it would not violate Section 409A of the Code, the grant price for a Stock Appreciation Right that is granted as a Substitute Award for an outstanding Option may be lower than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right if it is not less than the exercise price of the Option for which it is substituted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a

    Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

             (ii)  Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

            (iii)  Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as or subsequently to the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

          (d)    Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

              (i)  Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) hereof and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

             (ii)  Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii)  Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv)  Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

          (e)    Restricted Stock Unit Award.    The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

              (i)  Award and Restrictions.    Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

             (ii)  Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

            (iii)  Dividend Equivalents.    Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and whether the amount or value thereof shall be automatically deemed reinvested in additional Restricted Stock Units or other Awards, or if not so reinvested shall earn interest and at what rate for the period deferred, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code.

          (f)    Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g)    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

          (h)    Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 hereof if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than 5 years. Except as provided in Section 9 or as may be provided in an

  Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b) hereof, or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code. Notwithstanding any other provision of this Plan to the contrary, cash dividends, Shares, and any other property (other than cash) distributed as a dividend or otherwise with respect to any Performance Awards or any other Awards that are subject to satisfaction of performance goals, shall either (i) not be paid or credited, or (ii) be accumulated, shall be subject to satisfaction of the same performance goals to which the vesting of the underlying Award is subject, and shall be paid at the time such restrictions and risk of forfeiture lapses.

          (i)    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

        7.    Certain Provisions Applicable to Awards.

          (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

          (b)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee. The term of any Option or Stock Appreciation Right shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

          (c)    Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

          (d)    Exemptions from Section 16(b) Liability.    It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e)    Code Section 409A.

              (i)  The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

             (ii)  If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

              (A)  Payments under the Section 409A Plan may be made only upon (1) the Participant's "separation from service," (2) the date the Participant becomes "disabled," (3) the Participant's death, (4) a "specified time (or pursuant to a fixed schedule)" specified in the Award Agreement at the date of the deferral of such compensation, (5) a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company, or (6) the occurrence of an "unforeseeable emergency";

              (B)  The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

              (C)  Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

              (D)  In the case of any Participant who is "specified employee," a distribution on account of a "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

    For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

            (iii)  Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

        8.    Code Section 162(m) Provisions.

          (a)    Covered Employees.    The provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the

  Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as "performance-based compensation" that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

          (b)    Performance Criteria.    If an Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (3) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (4) the entry into or completion of a phase of clinical development for any product, service or technology; (5) specified levels of product sales; (6) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins or working capital; (7) stock price, (8) return on sales, assets, equity or investment; (9) operating income or income from operations after excluding extraordinary or special items (including, without limitation, stock-based compensation, goodwill impairments, building and other significant asset sales, asset write-downs, plant closures and related layoffs, and/or amortization of intangibles); (10) net income; (11) management of fixed costs or variable costs; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including financings, strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; and/or (17) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the NASDAQ Composite Index, the NASDAQ Biotechnology Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

          (c)    Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (d)    Adjustments.    The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

          (e)    Committee Certification.    No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

        9.    Change in Control.

          (a)    Effect of "Change in Control."    If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a "Change in Control," as defined in Section 9(b):

              (i)  Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

             (ii)  Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

            (iii)  With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).

            (iv)  Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the

    Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

          (b)    Definition of "Change in Control".    Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

              (i)  The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the value of then outstanding equity securities of the Company (the "Outstanding Company Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (4) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

             (ii)  During any period of two consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii)  Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (1) the Company or (2) any of its Subsidiaries, but in the case of this clause (2) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a "Business Reorganization"), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than 50% of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, 50% or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

        10.    General Provisions.

          (a)    Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b)    Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such

  Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a "Permitted Assignee" that is a permissible transferee under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c)    Adjustments.

            (i)    Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

            (ii)    Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or

    Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

            (iii)    Other Adjustments.    The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Awards subject to Section 8 hereof if and to the extent that such adjustment would cause the Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (d)    Award Agreements.    Each Award Agreement shall either be (i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

          (e)    Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (f)    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

          (g)    Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company's or any Related Entity's business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

          (h)    Clawback of Benefits.

              (i)  The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company or applicable law (each, a "Clawback Policy"), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company's financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the claw back will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant's Award Agreements may be unilaterally amended by the Company, without the Participant's consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

             (ii)  If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (A) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be canceled and (B) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

          (i)    Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (j)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

          (k)    Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (l)    Governing Law.    Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.

          (m)    Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

          (n)    Construction and Interpretation.    Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

          (o)    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

          (p)    Plan Effective Date and Shareholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

1. ELECTION OF DIRECTORS. The election of two Class I directors to serve on the Board of Directors until the Company’s annual meeting of stockholders in 2018 and one new Class III director to serve on the Board of Directors until the Company’s annual meeting of stockholders in 2017, or until their successors are duly elected and qualified. Class I Nominees (01) Kenneth DiPietro (02) Richard J. Roberts Class III Nominee (03) C. Ann Merrifield To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here _______________________________________________________ INVIVO THERAPEUTICS HOLDINGS CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. . FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED . COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature______________________________________________ Signature__________________________________________ Date_____________, 2015. Note: Please sign exactly as your name or names appears hereon. When shares are held by joint owners, both must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 15, 2015. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK . . . EASY PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2, 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PROPOSALS 2, 3 AND 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. FOR NOMINEE WITHHOLD AUTHORITY FOR NOMINEE WITHHOLD AUTHORITY FOR NOMINEE WITHHOLD AUTHORITY FOR ALL EXCEPT 2. APPROVAL OF OUR EMPLOYEE STOCK PURCHASE PLAN. 3. APPROVAL OF OUR 2015 EQUITY INCENTIVE PLAN. 4. RATIFICATION OF AUDITORS. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED . Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2015 To access the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Company’s 2014 Annual Report, visit: http://www.cstproxy.com/invivotherapeutics/2015/ INVIVO THERAPEUTICS HOLDINGS CORP. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 16, 2015 The undersigned hereby appoints Mark D. Perrin and Tamara L. Joseph, and each of them severally, as proxies of the undersigned, each with full power to appoint his or her substitute, to represent the undersigned at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of InVivo Therapeutics Holdings Corp. (the “Company”) to be held at the Boston Marriot Cambridge, located at Two Cambridge Center, 50 Broadway, Cambridge, Massachusetts 02142 on June 16, 2015 at 10:00 a.m., local time, or at any adjournments or postponements thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on April 20, 2015 in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly came before the Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. (Continued, and to be marked, dated and signed, on the other side)